As filed with the Securities and Exchange Commission on May 6, 2002

                                                     Registration No. 333-87592

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                   ------------------------------------------

                                    FORM N-14

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

        Pre-Effective Amendment No. |1|      Post-Effective Amendment No. |_|

                        (Check appropriate box or boxes)

                          Neuberger Berman Equity Funds
               (Exact name of registrant as specified in charter)
                                605 Third Avenue
                          NEW YORK, NEW YORK 10158-0180
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 476-8800

                          Michael M. Kassen, President
                          Neuberger Berman Equity Funds
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                            Arthur C. Delibert, Esq.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                           Washington, D.C. 20036-1221
             (Names and Addresses of Agents for Service of Process)


         For the new shares of Neuberger Berman Century Fund, the approximate date of the proposed public offering is as soon as practicable after this registration statement goes effective under the Securities Act of 1933, as amended. The public offering of shares of Registrant's series is on-going. The title of securities being registered is shares of beneficial interest.

         It is proposed that this filing will go effective on June 5, 2002 pursuant to Rule 488.

         No filing fee is due because of Registrant's reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

                          NEUBERGER BERMAN EQUITY FUNDS
                                    FORM N-14

                 CONTENTS OF REGISTRATION STATEMENT ON FORM N-14


         This Registration Statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement on Form N-14

Cross Reference Sheet


Neuberger Berman Equity Funds
-----------------------------

         Neuberger Berman Century Fund

         Part A - Prospectus and Information Statement

         Part B - Statement of Additional Information

         Part C - Other Information

Signature Pages

Exhibits

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue  2nd Floor
New York, NY  10158-0180

                                                                NEUBERGER BERMAN




June 6, 2002

Dear Shareholder:

As you are surely aware, the stock market has not been kind to the technology sector in the past two years. Like other mutual funds in this sector, the Neuberger Berman Technology Fund has experienced a sharp drop in net asset value. Because the Fund was launched only two years ago, it has not accumulated enough assets to make it economically viable for us to manage as a stand-alone entity. For this reason, the Fund's Trustees have voted to merge the Technology Fund into the Neuberger Berman Century Fund.

We believe the Century Fund will allow you to maintain your investment objectives. Like the Technology Fund, the Century Fund seeks long-term growth of capital. It invests primarily in large-cap companies where the manager sees the potential for strong earnings growth. Your investment assets will be in very seasoned hands: Century Fund's Portfolio Manager, Brooke Cobb, is a seasoned investor with 30 years of experience. The attached N-14 document contains further information about the merger and Century Fund, including performance data.

You do not need to take any action regarding your account--the Funds' merger is scheduled to take place on August 5, and your shares will automatically be converted into Century Fund shares. Should you decide to redeem or exchange your Technology Fund shares before the merger, beginning June 14, we will waive the Fund's redemption fee. The Technology Fund will be closed to new investors and to any purchases starting June 14.

Our Retail Services Representatives are available to answer any questions regarding this transaction or to advise about exchanging your shares into one of our other mutual funds. To speak to a representative, please call 800.877.9700 or visit our website at www.nb.com. Thank you for your continued confidence in Neuberger Berman.

Sincerely,



Peter Sundman
President
Neuberger Berman Management Inc.

                        NEUBERGER BERMAN EQUITY FUNDS(R)
                        NEUBERGER BERMAN CENTURY FUNDSM

                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
                                  800-877-9700

                      PROSPECTUS AND INFORMATION STATEMENT
                               DATED JUNE 3, 2002

         This Prospectus and Information Statement is being furnished to shareholders of Neuberger Berman Technology Fund ("Technology Fund") in connection with a Plan of Reorganization and Termination ("Plan"). Pursuant to the Plan, if approved, shareholders of Technology Fund will receive, in exchange for shares of that Fund, shares of Neuberger Berman Century Fund ("Century Fund") equal in total value to their holdings in Technology Fund as of the closing date of the reorganization contemplated by the Plan ("Reorganization"), which is expected to be August 2, 2002. When the Reorganization is complete, Technology Fund will be dissolved.

         This  Prospectus  and   Information   Statement  sets  forth  concisely
information about Century Fund that investors should know before the closing date. Additional information is contained in the following documents:

         o The Statement of Additional Information ("SAI") dated June 3, 2002, relating to the Plan and including financial statements, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by this reference (that is, it legally forms a part of this Prospectus and Information Statement). The SAI is available without charge upon request by calling Neuberger Berman Management Inc. ("NB Management") at 800-877-9700.

        o The current Investor Class prospectus of the Century Fund ("Century Prospectus") accompanies this Prospectus and Information Statement, has been filed with the SEC and is incorporated herein by this reference.

        o Information about Technology Fund is contained in the current Investor Class prospectus of the Neuberger Berman Equity Funds ("Trust") ("Trust Prospectus") has been filed with the SEC and is incorporated herein by this reference.

        o The Trust's current Statement of Additional Information ("Trust SAI"), Annual Report to Shareholders dated August 31, 2001 ("Annual Report"), and Semi-Annual Report to Shareholders dated February 28, 2002 ("Semi-Annual Report") have been filed with the SEC and are incorporated herein by this reference.

        o You can obtain a free copy of the Trust Prospectus, Trust SAI, Annual Report or Semi-Annual Report by calling NB Management at the phone number shown above.

         Investors  are  advised  to  read  and  retain  this   Prospectus   and
Information Statement for future reference.

         Technology Fund and Century Fund (each a "Fund") are separate series of the Trust, a Delaware business trust registered as an open-end, diversified management investment company consisting of thirteen separate series in a multiple-class fund structure.

--------------------------------------------------------------------------------
    WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND TO US A PROXY OR WRITTEN CONSENT.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

         NB Management serves as the investment manager and Neuberger Berman, LLC ("Neuberger Berman") serves as sub-adviser to each Fund.

         The investment objective of Century Fund is to provide long-term growth of capital; dividend income is a secondary goal. Technology Fund seeks to provide long-term growth of capital.

         The Board of Trustees of the Trust has determined to dissolve Technology Fund because the Fund is not economically viable and is unlikely to become viable in the foreseeable future, as a result of its small asset size and inability to adequately attract new assets. Shareholders of Technology Fund are not being asked to vote on the Plan or approve the Reorganization. Technology Fund will cease selling its shares as of the close of regular trading on the New York Stock Exchange on June 15, 2002.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SYNOPSIS.......................................................................1
   The Reorganization..........................................................1
   Investment Objectives and Policies..........................................2
   Certain Differences Between Technology Fund and Century Fund................2
   Fees and Expenses...........................................................3
   Purchases...................................................................5
   Redemptions.................................................................6
   Exchange Privileges.........................................................6
   Dividends and Other Distributions...........................................7
   Federal Income Tax Consequences.............................................7
COMPARISON OF PRINCIPAL RISK FACTORS...........................................8
THE REORGANIZATION.............................................................8
   Reorganization Plan.........................................................8
   Reasons for the Reorganization.............................................10
   Description of the Securities to be Issued.................................11
   Federal Income Tax Considerations..........................................11
   Capitalization.............................................................13
ADDITIONAL INFORMATION ABOUT CENTURY FUND.....................................13
   Financial Highlights.......................................................13
   Investment Objective and Policies..........................................13
   Investment Manager, Subadviser and Portfolio Manager.......................13
   Management's Discussion of Fund Performance................................14
   Century Fund Shares........................................................14
   Taxes, Dividends and Other Distributions...................................14
ADDITIONAL INFORMATION ABOUT TECHNOLOGY FUND..................................14
   Financial Highlights.......................................................14
   Investment Objective and Policies..........................................14
   Investment Manager, Subadviser and Portfolio Management Team...............14
   Management's Discussion of Fund Performance................................15
   Technology Fund Shares.....................................................15
   Taxes, Dividends and Other Distributions...................................15
INFORMATION REGARDING FIVE PERCENT SHARE OWNERSHIP AND INTERESTS
OF AFFILIATED PERSONS.........................................................15
   Five Percent Holders.......................................................15
   Shares Held by Officers and Directors......................................15
   Interests of Affiliated Persons............................................15
MISCELLANEOUS.................................................................16
   Available Information......................................................16
   Legal Matters..............................................................16
   Experts....................................................................16

                          NEUBERGER BERMAN EQUITY FUNDS
                          NEUBERGER BERMAN CENTURY FUND

                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                      PROSPECTUS AND INFORMATION STATEMENT
                               DATED JUNE 3, 2002

                                    SYNOPSIS

         The following synopsis is a summary of certain information contained elsewhere in this Prospectus and Information Statement and the Plan of Reorganization and Termination ("Plan") and is qualified by reference to the more complete information contained herein as well as the current prospectus of Neuberger Berman Century Fund ("Century Prospectus"), which accompanies this
Prospectus and Information Statement. Shareholders should read this entire Prospectus and Information Statement carefully.

         The form of the Plan is attached  to this  Prospectus  and  Information
Statement   as  Appendix   A.  The   transactions   contemplated   by  the  Plan
(collectively, the "Reorganization") are described herein.


THE REORGANIZATION

         At a telephonic meeting held on April 17, 2002, the Board of Trustees of Neuberger Berman Equity Funds ("Trust") (including a majority of those Trustees who are not "interested persons," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Trustees")) unanimously approved the Plan, pursuant to which Neuberger Berman Technology Fund ("Technology Fund") will transfer all of its assets to Neuberger Berman Century Fund ("Century Fund"), which will assume all of the Technology Fund's liabilities and shareholders in Technology Fund will receive Investor Class shares of Century Fund, in exchange for their Investor Class shares of Technology Fund. EACH TECHNOLOGY FUND SHAREHOLDER WILL RECEIVE THE NUMBER OF FULL AND FRACTIONAL INVESTOR CLASS SHARES OF CENTURY FUND EQUAL IN VALUE TO THAT SHAREHOLDER'S INVESTOR CLASS SHARES OF TECHNOLOGY FUND AS OF THE CLOSING DATE OF THE REORGANIZATION, WHICH IS EXPECTED TO BE AUGUST 5, 2002 ("CLOSING DATE").

         Pursuant to the Plan, Technology Fund will transfer all of its assets to Century Fund in exchange solely for that Fund's Investor Class shares and assumption of all liabilities of Technology Fund. Technology Fund will then distribute to its shareholders those Investor Class shares of Century Fund in exchange for their Investor Class shares of Technology Fund; and Technology Fund will be dissolved. When the Reorganization is completed, each person who held Investor Class shares of Technology Fund will hold Investor Class shares of Century Fund with exactly the same total value.

         For the reasons set forth below under "Reasons for the Reorganization," the Trust's Board of Trustees, including the Independent Trustees, determined that the Reorganization is in the best interests of the Funds and that the interests of the Funds' shareholders will not be diluted as a result of the Reorganization.

INVESTMENT OBJECTIVES AND POLICIES

         The investment objective of Technology Fund is long-term growth of capital. The investment objective of Century Fund is long-term growth of capital; dividend income is a secondary goal.

         Technology Fund and Century Fund each invests in a portfolio of growth stocks. Each Fund takes a growth approach to selecting stocks, seeking to buy stock of companies with strong earnings growth and the potential for higher earnings.

         Technology Fund invests at least 80% of its net assets in companies whose processes, products or services may be expected to significantly benefit from technological developments and the application of technological advances. These companies may be found in virtually any industry. The Fund may invest in companies of any capitalization size. Because the managers seek companies that benefit from innovations, there may be times when a significant portion of the portfolio consists of small- and mid-cap companies.

         Century Fund invests mainly in common stocks of large-cap companies. Large-cap companies are usually well-established. They typically have a variety of products and business lines, an experienced management team and a sound financial base that can help them weather bad times. The Fund seeks to reduce risk by diversifying among many companies, sectors and industries in order to moderate variability in the Fund's performance.

         The other investment policies and limitations of Technology Fund are identical to the investment policies and limitations of Century Fund with respect to investing in illiquid, restricted and Rule 144A securities, repurchase agreements, foreign securities, futures contracts and options thereon, put and call options on securities and securities indices, foreign currency transactions, options on foreign currencies, fixed income securities (including zero coupon securities), commercial paper, preferred stock, swap agreements and securities of other investment companies. Each Fund may also enter into reverse repurchase agreements, securities loans, and when-issued transactions. As a non-fundamental policy, neither of the Funds may purchase portfolio securities if its outstanding borrowings, including reverse repurchase agreements, exceed 5% of its total assets. For temporary defensive purposes, each Fund may invest up to 100% of its total assets in cash or cash equivalents, commercial paper, U.S. Government and Agency Securities and certain other money market instruments, as well as repurchase agreements on U.S. Government and Agency Securities.


CERTAIN DIFFERENCES BETWEEN TECHNOLOGY FUND AND CENTURY FUND

         While  the  Funds  are  similar  in  several  respects,   a  number  of
differences between them exist as well.

         First, although the investment objectives of Technology Fund and Century Fund are substantially similar since both funds seek long-term growth of capital, Century Fund has a secondary objective of seeking dividend income.

         Second, while Technology Fund and Century Fund each invests primarily in growth securities, there are some differences in the types of growth securities in which each Fund may invest. For example, Century Fund invests mainly in common stocks of large-cap companies while Technology Fund may invest in companies of any capitalization size. Century Fund also invests among many companies, sectors and industries, and while Technology Fund invests in many companies and industries, it focuses on the technology sector. However, Century Fund currently invests about 50% of its assets in the technology sector. SEE "Principal Risk Factors" below for a discussion of the risks of investing in such securities.

         Third, while Technology Fund and Century Fund may both invest in fixed income securities, including investment grade corporate bonds and debentures, Century Fund may also invest up to 15% of its assets in corporate debt securities rated below investment grade.


FEES AND EXPENSES

         As shown by this table, there are no transaction charges when you buy Century Fund or Technology Fund shares or sell or exchange Century Fund shares. There are, however, redemption fees when you sell or exchange Technology Fund shares held 180 days or less. HOWEVER, BEGINNING JUNE 15, 2002 TECHNOLOGY FUND WILL NOT CHARGE YOU A REDEMPTION FEE OR OTHER FEE IN CONNECTION WITH THE SALE OR EXCHANGE OF ITS SHARES.

                                                       CENTURY        TECHNOLOGY      PRO FORMA
                                                         FUND             FUND         COMBINED
Sales Charge Imposed on Purchases                        NONE             NONE           NONE
Sales Charge Imposed on Reinvested Dividends             NONE             NONE           NONE
Deferred Sales Charges                                   NONE             NONE           NONE
Redemption Fees                                          NONE             2.00%          NONE
Exchange Fees                                            NONE             2.00%          NONE

         If you want to redeem shares of either Fund by wire transfer, the Funds' transfer agent charges a fee (currently $8.00) for each wire redemption. Shareholders who have one or more accounts in the Neuberger Berman Funds(R) aggregating $200,000 or more in value are not charged for wire redemptions; the $8.00 fee is borne by Neuberger Berman Management Inc. ("NB Management").

         Set forth below is a comparison of each Fund's operating expenses for the fiscal year ended August 31, 2001. The ratios also are shown on a pro forma (estimated) combined basis, giving effect to the Reorganization.


---------------------------------------- --------------------- ------------------------- -----------------------------
Neuberger Berman                         Century Fund          Technology Fund           Pro Forma Combined Fund
Equity Funds
---------------------------------------- --------------------- ------------------------- -----------------------------

Management and Administration Fees       0.81%                 1.11%                     0.81%
---------------------------------------- --------------------- ------------------------- -----------------------------
12b-1 Fees                               None                  None                      None
---------------------------------------- --------------------- ------------------------- -----------------------------
Other Expenses                           0.69%                 0.89%                     0.69%
---------------------------------------- --------------------- ------------------------- -----------------------------
Total Operating Expenses(1)              1.50%2                2.00%3                    1.50%
---------------------------------------- --------------------- ------------------------- -----------------------------

         Total Annual Operating Expenses for each Fund are based upon current administration and management fees for the Fund and any current expense reimbursement undertakings. "Other Expenses" are based on each Fund's expenses for the past fiscal year.














-------------------
(1)The table reflects NB Management's undertaking to reimburse each Fund's Total Operating Expenses as described below. Absent the reimbursement, Other Expenses would have been 1.49%, 0.99% and 1.25% and Total Operating Expenses would have been 2.60%, 1.80%, and 2.06% per annum of the average daily net assets of Technology Fund, Century Fund, and the pro forma Combined Fund, respectively, based upon the expenses of each Fund for the 2001 fiscal year. Century Fund's contractual expense cap will continue after the Reorganization.

(2) NB Management has contractually agreed to reimburse certain expenses of Century Fund through 12/31/2011, so that the Total Annual Operating Expenses of the Fund are limited to 1.50% of average daily net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. Century Fund has agreed to repay NB Management for expenses reimbursed to the Fund provided that repayment does not cause the Fund's Total Annual Operating
Expenses to exceed 1.50% of its average daily net assets. Any such repayment must be made with three years after the year in which NB Management incurred the expense.

(3) NB Management has contractually agreed to reimburse certain expenses of Technology Fund through 12/31/2011, so that the Total Annual Operating Expenses of the Fund are limited to 2.00% of average daily net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. Technology Fund has agreed to repay NB Management for expenses reimbursed to the Fund provided that repayment does not cause the Fund's Total Annual Operating Expenses to exceed 2.00% of its average daily net assets. Any such repayment must be made with three years after the year in which NB Management incurred the expense.

         EXAMPLE

         To illustrate the effect of Total Operating Expenses, assume that each Fund's annual return is 5% and that it had Total Operating Expenses described in the table above. For every $10,000 invested in each Fund, the following amounts of total expenses would have been paid if an investor closed his or her account at the end of each of the following time periods:

NEUBERGER BERMAN          1 YEAR       3 YEARS       5 YEARS       10 YEARS
EQUITY FUNDS

TECHNOLOGY FUND            $203          $627         $1078          $1791

CENTURY FUND               $153          $474         $  818         $2327

PRO FORMA COMBINED         $153          $474          $818          $1791

         The purpose of these tables is to assist an investor in understanding the various types of costs and expenses that an investor in the combined Fund will bear, whether directly or indirectly. The assumption in this example of a 5% annual return is required by regulations of the Securities and Exchange Commission ("SEC") applicable to all mutual funds. THE INFORMATION IN THE PREVIOUS TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN; ACTUAL EXPENSES OR RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN.


PURCHASES

         Procedures to purchase shares in the two Funds are identical. Shareholders of each Fund can buy shares directly by mail, wire or telephone or through an exchange of shares with another Neuberger Berman Fund. Shares are purchased at the next price calculated on a day the New York Stock Exchange ("NYSE") is open, after a purchase order is received and accepted. Prices for shares of each Fund are usually calculated as of 4 p.m. Eastern time. For shareholders purchasing shares of a Fund for the first time, a minimum investment of $1,000 is required. Each additional purchase of a Fund must be at least $100, unless the purchase is made by telephone or by exchange. If made by telephone or by exchanging shares of another Neuberger Berman Fund for shares of a Fund, an additional purchase must be at least $1,000. An order made by telephone may be canceled if payment is not received by the third business day after the order is placed. NB Management, in its discretion, may waive the minimum investment requirements.

         Shares of each Fund may also be purchased indirectly through certain stockbrokers, banks, and other financial institutions having an arrangement with the Fund, some of which may charge a fee.

         See "Maintaining Your Account" and "Buying Shares" in the Century Prospectus enclosed herewith and the Trust Prospectus each of which is incorporated by reference herein for additional information on how shares of each Fund may be purchased.

REDEMPTIONS

         Rights and procedures to redeem shares in the two Funds are almost identical. Shareholders of each Fund may sell all or some of their shares at any time by mail, fax or telephone. If the shareholder holds a certificate for the shares, shares can be redeemed only by sending the certificate by mail. Shares may also be sold by exchanging them for shares of another Neuberger Berman Fund. Technology Fund charges a 2.00% redemption fee on shares redeemed or exchanged for shares of another fund in 180 days or less of purchase. Century Fund does not charge a redemption fee.

         Usually, redemption proceeds will be mailed on the next business day following the receipt of a proper redemption request, but in any case within three business days of such receipt (under unusual circumstances, the Funds may take longer, as permitted by law). If shares were purchased with a check, each Fund may delay paying for any redemption until it is reasonably satisfied that the check used to buy shares has cleared, which may take up to 15 days after the purchase date. Redemption requests sent by fax are limited to not more than $50,000. To redeem by telephone, the shares must be worth at least $1,000 unless closing out the account. If a shareholder's account balance falls below $1,000 because he or she sold shares, each Fund has the right to close the account after giving the shareholder at least 60 days' written notice to reestablish the minimum balance.

         Shareholders wishing to sell shares held in a retirement account or by a trust, estate, guardian, or business organization should call 800-877-9700 for instructions. Shareholders purchasing shares indirectly through certain stockbrokers, banks, or other financial institutions, may sell those shares only through those organizations, some of which may charge a fee.

         Shares are sold at the next price calculated on a day the NYSE is open, after the sales order is received and accepted. Prices for shares of each Fund are usually calculated as of 4 p.m. Eastern time.

         See "Maintaining Your Account" and "Selling Shares" in the Century Prospectus enclosed herewith and the Trust Prospectus each of which is incorporated by reference herein for additional information on how to redeem shares held in each Fund.


EXCHANGE PRIVILEGES

         Shares of each Fund may be exchanged for shares in another Neuberger Berman Fund that is eligible for exchange as specified in the Trust SAI under "Additional Exchange Information." Exchanges may be effected by telephone, by sending a letter or by fax. See "When You Exchange Shares" in the Century Prospectus enclosed herewith and the Trust Prospectus each of which is incorporated by reference herein for restrictions on making such transfers. An exchange must be for at least $1,000 worth of shares, and if the exchange is a shareholder's first purchase in another Neuberger Berman Fund, it must be for at least the minimum initial investment amount for that fund. Shares are exchanged at the next price calculated on a day the NYSE is open, after the exchange order is received and accepted.

         See "Maintaining Your Account" and "When You Exchange Shares" in the Century Prospectus enclosed herewith and the Trust Prospectus each of which is incorporated by reference herein for additional information on how to exchange Fund shares.


DIVIDENDS AND OTHER DISTRIBUTIONS

         Each Fund distributes substantially all of its net investment income (net of the Fund's expenses) and any net realized capital gains it earns. Income dividends and net realized capital gains, if any, are normally distributed annually in December. Investors who are considering the purchase of Fund shares in December should take this into account because of the tax consequences of such distributions. Income dividends for each Fund will accrue beginning on the day after an investor's purchase order is converted to "federal funds."

All dividends and other distributions paid on shares of each Fund are automatically reinvested in additional shares of that Fund, unless a shareholder elects to receive them in cash. Dividends if any are reinvested at Fund's per share net asset value once a year in December. Each other distribution is reinvested at Fund's per share net asset value, usually as of the date the distribution is payable. For retirement accounts, all distributions are automatically reinvested in shares; when an investor is at least 59-1/2 years old, he or she can receive distributions in cash without incurring a premature distribution penalty tax.

         Shareholders may elect to receive dividends in cash, with other distributions being reinvested in additional Fund shares, or they may elect to receive all dividends and other distributions in cash, by checking the appropriate election box on the Fund application.

         Checks for cash dividends and other distributions usually will be mailed no later than seven days after the payable date. However, if shares were purchased with a check, distributions on those shares may not be paid in cash until the Fund is reasonably satisfied that the check has cleared, which may take up to 15 days after the purchase date. Cash dividends and other distributions may be paid through an electronic transfer to a bank account designated in the Fund application.

         Following the Reorganization, Century Fund will continue to honor the current distribution election of each shareholder of Technology Fund. A shareholder can change any distribution election by writing to State Street Bank & Trust Company ("State Street"), the Funds' shareholder servicing agent.


FEDERAL INCOME TAX CONSEQUENCES

         The Trust will receive an opinion of Kirkpatrick & Lockhart LLP, its counsel, to the effect that Technology Fund's transfer of its assets to Century Fund in exchange solely for the latter's Investor Class shares and its assumption of Technology Fund's liabilities will qualify as a tax-free "reorganization" as defined in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, neither Fund nor their shareholders will recognize any gain or loss as a direct result of the

Reorganization. See "The Reorganization -- Federal Income Tax Considerations," for more information regarding the federal income tax consequences of the Reorganization.

                      COMPARISON OF PRINCIPAL RISK FACTORS

         Most of the performance of both Technology Fund and Century Fund depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term and the value of an investment will rise and fall, sometimes sharply. Also, because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Growth stocks in particular may underperform during periods when the market favors value stocks. The Funds' performance may also suffer if certain stocks do not perform as the portfolio managers expected.

         By focusing on technology stocks, Technology Fund is more subject to their risks, including the risk its holdings may:

-        fluctuate more widely and rapidly in price than the market as a whole;
- underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns or when these stocks are out of favor;
- be subject to the risk that stocks of companies in inter-related industries will decline in price due to sector-specific developments;
- be affected by obsolete technology, expired patents, short product cycles, price competition, market saturation and new market entrants.

         Century Fund is subject to risks associated with investing in large-cap companies which, at times, may lag behind other types of stocks in performance; this could cause the Fund to perform worse than certain other funds over a given time period. Technology Fund, on the other hand, takes on the risks associated with a type of stock to the extent it invests in that type. For instance, mid-cap and small-cap stocks tend to be less liquid and more volatile than large-cap stocks. Smaller companies tend to be unseasoned issuers with new products and less experienced management and may have greater difficulty weathering economic downturns.

                               THE REORGANIZATION

REORGANIZATION PLAN

         The terms and conditions under which the Reorganization will be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, the form of which is attached as Appendix A to this Prospectus and Information Statement.

         The Plan contemplates (1) Century Fund's acquiring substantially all of the assets of Technology Fund in exchange solely for Investor Class shares of Century Fund and the assumption by Century Fund of all of Technology Fund's liabilities, if any, as of the Closing Date and (2) the constructive distribution on the Closing Date of such shares to the shareholders of Technology Fund.

         The assets of Technology Fund to be acquired by Century Fund will include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), deferred or prepaid expenses shown as assets on the books of Technology Fund and other property of any kind owned by Technology Fund as of the close of business on the Closing Date ("Effective Time") [The investment policies and limitations of the two Funds are sufficiently similar that it will not be necessary for Technology Fund to dispose of any assets or for Century Fund to dispose of any of the assets it receives from Technology Fund in order for Century Fund to continue operating within its investment policies and limitations.] However, sales of certain assets held by Technology Fund may be necessary or desirable based upon Century Fund's investment strategy and the market as it exists following the Reorganization. Those sales may result in the recognition of gains for tax purposes that will have to be distributed to, and thus taxed to Fund shareholders.

         Century Fund will assume all liabilities of Technology Fund, if any. However, Technology Fund will utilize its best efforts to discharge all of its known liabilities prior to the Closing Date.

         The value of Technology Fund's assets to be acquired and the amount of its liabilities to be assumed by Century Fund and the net asset value of a share of Century Fund will be determined as of the close of regular trading on the NYSE on the Closing Date and will be determined in accordance with the valuation procedures described in the Funds' then-current Prospectus and Statement of Additional Information. Securities and other assets for which market quotations are not readily available will be valued by a method that the Trust's Board of Trustees believe accurately reflects fair value. All computations described in this paragraph will be performed by State Street, which serves as custodian and transfer agent for each Fund, using to the extent possible prices provided by outside pricing services approved by the Board of Trustees.

         As soon as practicable after the Closing Date, Technology Fund will distribute PRO RATA to its shareholders of record as of the Effective Time the Investor Class shares of Century Fund it receives in the Reorganization, so that each shareholder of Technology Fund will receive a number of full and fractional Investor Class shares of Century Fund equal in value to the shareholder's Technology Fund shares. Technology Fund will be dissolved as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Century Fund in the names of Technology Fund shareholders and by transferring to these accounts the Investor Class shares of Century Fund previously credited to the account of Technology Fund on those books. Each shareholder account shall be credited with the PRO RATA number of Century Fund's Investor Class shares due to that shareholder. Fractional shares of Century Fund will be rounded to the third decimal place.

         Accordingly, immediately after the Reorganization, each former shareholder of Technology Fund Investor Class shares will own Investor Class shares of Century Fund equal to the value of that shareholder's Technology Fund shares immediately prior to the Reorganization. Moreover, because Investor Class shares of Century Fund will be issued at net asset value in exchange for the net assets of Technology Fund that will equal the aggregate value of those shares, the net asset value per share of Century Fund will be unchanged. Thus, the Reorganization will not result in a dilution of the value of any shareholder account in either Fund. However, in general, the Reorganization will substantially reduce the percentage ownership of each Technology Fund shareholder below such shareholder's current percentage ownership in Technology Fund because, while the shareholder will have the same dollar amount invested initially in Century Fund that he or she had invested in Technology Fund, his or her investment will represent a smaller percentage of the combined net assets of the Funds.

         Any transfer taxes payable on issuance of Investor Class shares of Century Fund in a name other than that of the registered holder of the shares on the books of Technology Fund as of the time of transfer will be paid by the person to whom those shares are to be issued as a condition of the transfer. Any reporting responsibility of Technology Fund will continue to be its responsibility up to and including the Closing Date and thereafter until it is dissolved.

         The consummation of the Reorganization is subject to a number of conditions set forth in the Plan. The Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date by the Board of Trustees if it determines that the Reorganization would be inadvisable for either Fund. The Board of Trustees also may amend the Plan in any manner that does not have a material adverse effect on Technology Fund's shareholders' interests. The Trust's officers may change the Closing Date.

REASONS FOR THE REORGANIZATION

         At a telephonic meeting held on April 17, 2002, the Board of Trustees, including a majority of the Independent Trustees, determined that the Reorganization is in the best interests of Technology Fund and Century Fund, respectively, and that the interests of shareholders in Technology Fund and Century Fund, respectively, will not be diluted as a result of the Reorganization. In recommending the Reorganization, NB Management indicated that the Reorganization would eliminate the expense of maintaining Technology Fund as a separate series of the Trust (I.E., fund accounting, legal, audit, shareholder reporting, custodial expenses, etc.), producing economies of scale in Century Fund and making it more marketable, and eliminating the need for further expense reimbursements with respect to Technology Fund.

         In considering the Reorganization, the Board of Trustees considered the following factors, among others:

              (1) the small asset base of Technology Fund and its failure to attract new assets;

              (2) the effect of the Reorganization will be to place Technology Fund shareholders' assets in another Neuberger Berman Fund having the most nearly similar investment strategy with a minimum of administrative burden to shareholders;

              (3) the Reorganization will be tax-neutral to investors;

              (4) the compatibility of the different investment objectives and strategies of Technology Fund and Century Fund, as a result of which the portfolio resulting from the proposed transactions is not expected to require any significant restructuring;

              (5) the Funds' historical performance records and risk/reward ratios, expense ratios, past growth in assets, and their future prospects;

              (6) alternatives to the proposed transactions, including simple liquidation of the Technology Fund or maintaining the status quo;

              (7) the effect of the Reorganization on the expense ratio of Century Fund, namely, that the Reorganization will permit the fixed costs of Century Fund to be spread over a larger asset base, effectively bringing the assets of that Fund closer to the point where expenses borne by each shareholder will be reduced, based upon the Fund's current fee structure;

              (8) NB Management, as administrator of the Funds, has capped the expenses of each participating Fund, and would thus bear much of the cost of the Reorganization;

              (9) the benefit to NB Management due to the elimination of the need to reimburse Technology Fund for expenses exceeding 2.00%;

              (10) the potential benefit to NB Management due to the possible decrease in the expenses of Century Fund, and

              (11) the benefit to Technology Fund shareholders of investing in a Fund that does not impose a redemption fee.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

         The Trust is registered with the SEC as an open-end management investment company, and its Trustees are authorized to issue an unlimited number of shares of beneficial interest in each separate series (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

         The Trust's Board of Trustees does not intend to hold annual meetings of shareholders of the Funds. The Trustees will call special meetings of the shareholders of a Fund only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote.

         Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument of the Trust requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or a specific Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively.


FEDERAL INCOME TAX CONSIDERATIONS

         The exchange of Technology Fund's assets for Century Fund's Investor Class shares and the latter's assumption of Technology Fund's liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(C) of the Code. The Trust will receive an opinion of Kirkpatrick & Lockhart LLP, its counsel ("Opinion"), substantially to the effect that:

              (1) Century Fund's acquisition of Technology Fund's assets in exchange solely for Century Fund Investor Class shares and the latter's assumption of Technology Fund's liabilities, followed by Technology Fund's distribution of those shares to its shareholders constructively in exchange for their Technology Fund shares, will qualify as a "reorganization" as defined in section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

              (2) Technology Fund will recognize no gain or loss on the transfer to Century Fund will recognize no gain or loss of its assets in exchange solely for Investor Class shares of Century Fund and the latter's assumption of Technology Fund's liabilities or on the subsequent distribution of those shares to Technology Fund's shareholders in constructive exchange for their Investor Class shares of the Technology Fund;

              (3) Century Fund will recognize no gain or loss recognize no gain or loss on its receipt of the transferred assets in exchange solely for Investor Class shares and its assumption of Technology Fund's liabilities;

              (4) Century Fund's basis in the transferred assets will be the same as Technology Fund's basis therein immediately before the Reorganization, and Century Fund's holding period for those assets will include Technology Fund's holding period therefor;

              (5) A Technology Fund shareholder will recognize no gain or loss on the constructive exchange of all its Investor Class shares of Technology Fund solely for Investor Class shares of Century Fund pursuant to the Plan; and

              (6) A Technology Fund shareholder's aggregate basis in the Century Fund shares it receives in the Reorganization will be the same as the aggregate basis in its Technology Fund shares it constructively surrenders in exchange for those Century Fund shares, and its holding period for those Century Fund shares will include its holding period for those Technology Fund shares, provided the shareholder held them as capital assets at the Effective Time.

         The Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

         Utilization   by   Century   Fund   after   the    Reorganization    of
Pre-Reorganization capital losses Technology Fund realized could be subject to limitation in future years under the Code.

         Shareholders of Technology Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.


CAPITALIZATION

         The  following  table  shows the  capitalization  of  Century  Fund and
Technology Fund as of February 28, 2002 and the pro forma combined capitalization of both Funds as if the Reorganization had occurred on that date.

                                        CENTURY     TECHNOLOGY   PRO FORMA
                                         FUND          FUND       COMBINED
            Net Assets (000)            $15,356       $7,172       $22,528
            Net Asset Value per share     $6.26        $3.05         $6.26
            Shares Outstanding (000)      2,454        2,353         3,600

                    ADDITIONAL INFORMATION ABOUT CENTURY FUND

FINANCIAL HIGHLIGHTS

         For a table of the financial highlights of Century Fund, see "Financial Highlights" in the Century Prospectus enclosed herewith and incorporated by reference herein. The most recent financial highlights of Century Fund included in the Trust's Semi-Annual Report to Shareholders for the period ended February 28, 2002, are attached as Appendix B. This information is derived from and should be read in conjunction with the financial statements of Century Fund and notes thereto, included in the Trust's Annual Report to Shareholders for the period ended August 31, 2001 which are incorporated by reference into the SAI together with the report of the independent auditors, KPMG LLP, thereon.

INVESTMENT OBJECTIVE AND POLICIES

         For a discussion of Century Fund's investment objective and policies and the risk factors associated with an investment in the Fund in addition to that included in this Prospectus and Information Statement, see "Goal & Strategy" and "Main Risks" in the Century Prospectus enclosed herewith and incorporated by reference herein.

INVESTMENT MANAGER, SUBADVISER AND PORTFOLIO MANAGER

         For a discussion of Century Fund's investment manager, subadviser and portfolio manager, see "Management" in the Century Prospectus enclosed herewith and incorporated by reference herein.


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

         See Attachment C for management's discussion of the performance of Century Fund as included in the Trust's Annual Report to Shareholders dated August 31, 2001 and Semi-Annual Report to Shareholders dated February 28, 2002 and the material factors affecting this performance.


CENTURY FUND SHARES

         For a discussion of Century Fund's shares, including voting rights and exchange rights, and how the shares may be purchased and redeemed, in addition to that included in this Prospectus and Information Statement, see "Maintaining Your Account," "Buying Shares" and "Selling Shares" in the Century Prospectus enclosed herewith and incorporated by reference herein.


TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS

         For a discussion of Century Fund's policy with respect to dividends and other distributions and the tax consequences of an investment in its shares in addition to that included in this Prospectus and Information Statement, see "Distributions and Taxes" in the Century Prospectus enclosed herewith and incorporated by reference herein.

                  ADDITIONAL INFORMATION ABOUT TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

         For a table of the financial highlights of Technology Fund, see "Financial Highlights" in the Trust Prospectus incorporated by reference herein. The most recent financial highlights of Technology Fund included in the Trust's Semi-Annual Report to Shareholders for the period ended February 28, 2002, are attached as Appendix B. This information is derived from and should be read in conjunction with the financial statements of Technology Fund and notes thereto, included in the Trust's Annual Report to Shareholders for the period ended August 31, 2001 which are incorporated by reference into the SAI together with the report of the independent auditors, KPMG LLP, thereon.


INVESTMENT OBJECTIVE AND POLICIES

         For a discussion of Technology Fund's investment objective and policies and the risk factors associated with an investment in the Fund in addition to that included in this Prospectus and Information Statement, see "Goal & Strategy" and "Main Risks" in the Trust Prospectus incorporated by reference herein.

INVESTMENT MANAGER, SUBADVISER AND PORTFOLIO MANAGEMENT TEAM

         For a discussion of Technology Fund's investment manager, subadviser and portfolio management team, see "Management" in the Trust Prospectus incorporated by reference herein.


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

         See Attachment C for management's discussion of the performance of Technology Fund as included in the Trust's Annual Report to Shareholders dated August 31, 2001 and Semi-Annual Report to Shareholders dated February 28, 2002 and the material factors affecting this performance.


TECHNOLOGY FUND SHARES

         For a discussion of Technology Fund's shares, including voting rights and exchange rights, and how the shares may be purchased and redeemed, in addition to that included in this Prospectus and Information Statement, see "Maintaining Your Account," "Buying Shares" and "Selling Shares" in the Trust Prospectus incorporated by reference herein.


TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS

         For a discussion of Technology Fund's policy with respect to dividends and other distributions and the tax consequences of an investment in its shares, in addition to that included in this Prospectus and Information Statement, see "Distributions and Taxes" in the Trust Prospectus incorporated by reference herein.



             INFORMATION REGARDING FIVE PERCENT SHARE OWNERSHIP AND
                        INTERESTS OF AFFILIATED PERSONS

FIVE PERCENT HOLDERS

         On April 15, 2002 there were no beneficial or record owners of more than 5% of Century Fund or Technology Fund.

SHARES HELD BY OFFICERS AND DIRECTORS

         On April 15, 2002, the trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Fund.


INTERESTS OF AFFILIATED PERSONS

         NB Management, the investment manager, administrator and distributor of the Funds may be deemed to benefit from the Reorganization, because the combination of the Funds will eliminate expenses, such as fund accounting, legal, and shareholder reporting, and custodial expenses, that are involved in maintaining Technology Fund as a separate series of the Trust. NB Management anticipates that this will produce economies of scale in Century Fund and make Century Fund more marketable, as well as eliminate the need for further expense reimbursements with respect to Technology Fund. The SEC staff has concluded that such benefits are fully compatible with Rule 17a-8 under the 1940 Act, which is the principal rule governing mutual fund combinations.

                                  MISCELLANEOUS

AVAILABLE INFORMATION

         The Trust and each series thereof are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's regional offices in New York (233 Broadway, New York, New York 10279). Copies of such material also can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.


LEGAL MATTERS

         Certain legal matters in connection with the issuance of Century Fund shares as part of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, counsel to the Trust.

EXPERTS

         The audited financial statements of Century Fund and Technology Fund, incorporated by reference in the Statement of Additional Information, for dates prior to fiscal year 2001 have been audited by PricewaterhouseCoopers LLP, the Funds' previous independent accountants. Financial statements for fiscal year 2001 have been audited by KPMG LLP, the Funds' independent auditors, to the extent indicated in their reports thereon which are included in the Annual Report to shareholders of Century Fund and Technology Fund for the fiscal year ended August 31, 2001. The financial statements of Century Fund and Technology Fund audited by PricewaterhouseCoopers LLP for dates prior to fiscal year 2001 and by KPMG LLP for fiscal year 2001 have been incorporated by reference in the Statement of Additional Information in reliance on their reports given on their authority as experts in auditing and accounting.

                                                                      APPENDIX A

                 FORM OF PLAN OF REORGANIZATION AND TERMINATION

      THIS PLAN OF REORGANIZATION AND TERMINATION ("Plan"), effective as of _____, 2002, is adopted by Neuberger Berman Equity Funds, a Delaware business trust ("Trust"), on behalf of Neuberger Berman Century Fund ("Acquiring Fund") and Neuberger Berman Technology Fund ("Target"), each a segregated portfolio of assets ("series") thereof (each a "Fund").

      Trust wishes to effect a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"), and intends this Plan to be, and adopts it as, a "plan of reorganization" within the meaning of the regulations under the Code ("Regulations"). The reorganization will involve the transfer of Target's assets to Acquiring Fund in exchange solely for voting shares of beneficial interest in Acquiring Fund ("Acquiring Fund Shares") and Acquiring Fund's assumption of Target's liabilities, followed by the constructive distribution of those shares pro rata to the holders of shares of beneficial interest in Target ("Target Shares") in exchange therefor, all on the terms and conditions set forth herein. The foregoing transactions are referred to herein collectively as the "Reorganization."

      Trust is a business trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, and a copy of its Trust Instrument ("Trust Instrument") is on file with the Secretary of the State of Delaware. Trust is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"). Before January 1, 1997, Trust "claimed" classification for federal tax purposes as an association taxable as a corporation, and it has never elected otherwise.

      Each Fund is a duly established and designated series of Trust and has a single class of shares, which are substantially similar to each other.

1.    PLAN OF REORGANIZATION AND TERMINATION
      --------------------------------------

      1.1. At the Closing (as defined in paragraph 3.1), Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. In exchange therefor, Acquiring Fund shall --

      (a) issue and deliver to Target the number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) by the net asset value ("NAV") of an Acquiring Fund Share (computed as set forth in paragraph 2.2), and

      (b) assume all of Target's liabilities described in paragraph 1.3 ("Liabilities").

      1.2. The Assets shall include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

      1.3. The Liabilities shall include all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Plan. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

      1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for the current taxable year through the Effective Time.

      1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. That distribution shall be accomplished by Trust's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring those Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder. All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

      1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of Trust and any further actions shall be taken in connection therewith as required by applicable law.

      1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

      1.8. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom those Acquiring Fund Shares are to be issued, as a condition of that transfer.

2.    VALUATION
      ---------

      2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in the Funds' then-current prospectus and statement of additional information ("P/SAI"), less (b) the amount of the Liabilities as of the Valuation Time.

      2.2. For purposes of paragraph 1.1(a), the NAV of an Acquiring Fund Share shall be computed as of the Valuation Time, using the valuation procedures set forth in the P/SAI.

      2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Neuberger Berman Management Incorporated ("NB Management").

3.    CLOSING AND EFFECTIVE TIME
      --------------------------

      3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at Trust's principal office on or about August 5, 2002, or at such other place and/or on such other date Trust determines. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time Trust determines ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of Target's net value and/or the NAV of an Acquiring Fund Share is impracticable, the Effective Time shall be postponed until the first business day after the day when that trading has been fully resumed and that reporting has been restored.

      3.2. Trust's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information
(including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately after the Closing, does or will conform to that information on Target's books immediately before the Closing. Trust's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Trust's transfer agent shall deliver at the Closing a certificate as to the opening of accounts in the Shareholders' names on Acquiring Fund's share transfer books and a confirmation, or other evidence satisfactory to Trust, that the Acquiring Fund Shares to be credited to Target at the Effective Time have been credited to Target's account on Acquiring Fund's books.

4.    CONDITIONS PRECEDENT

      4.1. Trust's obligation to implement this Plan on Acquiring Fund's behalf shall be subject to satisfaction of the following conditions at or before the Effective Time:

           4.1.1. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code); and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

           4.1.2. Target's current prospectus and SAI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

           4.1.3. Target is not in violation of, and the adoption of this Plan and consummation of the transactions contemplated hereby will not conflict with or violate, Delaware law or any provision of the Trust Instrument or Trust's By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound;

           4.1.4. All material contracts and other commitments of or applicable to Target (other than this Plan and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

           4.1.5. No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Trust's knowledge) threatened against Trust with respect to Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; and Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

           4.1.6. Target incurred the Liabilities in the ordinary course of its business;

           4.1.7. Target is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for that qualification for its current taxable year; the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

           4.1.8. Target is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code);

           4.1.9. During the five-year period ending at the Effective Time, (a) neither Target nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Target Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (b) no distributions will have been made with respect to Target Shares, other than normal, regular dividend distributions made pursuant to Target's historic dividend-paying practice that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

           4.1.10. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers; and

           4.1.11. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended August 31, 2001, have been timely filed and all taxes payable pursuant to those returns have been timely paid.

      4.2. Trust's obligation to implement this Plan on Target's behalf shall be subject to satisfaction of the following conditions at or before the Effective
Time:

           4.2.1. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

           4.2.2. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

           4.2.3. Acquiring Fund's current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

           4.2.4. Acquiring Fund is not in violation of, and the adoption of this Plan and consummation of the transactions contemplated hereby will not conflict with or violate, Delaware law or any provision of the Trust Instrument or Trust's By-Laws or of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound;

           4.2.5. No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Trust's knowledge) threatened against Trust with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

           4.2.6. Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; it intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

           4.2.7. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

           4.2.8. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Target's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

           4.2.9. There is no plan or intention for Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

           4.2.10. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of Target;

           4.2.11. During the five-year period ending at the Effective Time, neither Acquiring Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Target Shares with consideration other than Acquiring Fund Shares;

           4.2.12. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

           4.2.13. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended August 31, 2001, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

           4.2.14. If the Reorganization is consummated, Acquiring Fund will treat each Shareholder that receives Acquiring Fund Shares in connection with the Reorganization as having made a minimum initial purchase of such shares for the purpose of making additional investments therein, regardless of the value of the shares so received.

      4.3. Trust's obligation to implement this Plan on each Fund's behalf shall be subject to satisfaction of the following conditions at or before the Effective Time:

           4.3.1. The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it constructively surrenders in exchange therefor;

           4.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person "related" (within such meaning) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

           4.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

           4.3.4. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

           4.3.5. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

           4.3.6. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization. For the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) will be included as assets held thereby immediately before the Reorganization;

           4.3.7. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares that Shareholder held; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

           4.3.8. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" (as defined in section 304(c) of the Code) of Acquiring Fund;

           4.3.9. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses");

           4.3.10. The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 4.1.9, 4.2.7, and 4.2.11 will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Target at the Effective Time;

           4.3.11. This Plan has been duly authorized by all necessary action on the part of Trust's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Plan constitutes a valid and legally binding obligation of each Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

           4.3.12. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for Trust's adoption of this Plan, except for (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by Trust on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus and information statement ("Prospectus/Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

           4.3.13. On the effective date of the Registration Statement and at the Effective Time, the Prospectus/Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

           4.3.14. All necessary filings will have been made with the SEC and state securities authorities, and no order or directive will have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement will have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof will have been issued, and the SEC will not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby will have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund;

           4.3.15. At the Effective Time, no action, suit, or other proceeding will be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby;

           4.3.16. Trust will have received an opinion of Kirkpatrick & Lockhart LLP ("Counsel") substantially to the effect that:

                (a) Each Fund is a duly established series of Trust, a business trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under the Trust Instrument to own all its properties and assets and, to Counsel's knowledge, to carry on its business as presently conducted;

                (b) This Plan (1) has been duly authorized and adopted by Trust on behalf of each Fund and (2) is a valid and legally binding obligation  of  Trust  with  respect  to each  Fund,  enforceable  in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

                (c) The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Plan, assuming their due delivery as contemplated hereby, will be duly authorized and validly issued and outstanding and fully paid and non-assessable;

                (d) The adoption of this Plan did not, and the  consummation  of the transactions contemplated hereby will not, materially violate any provision of the Trust Instrument or Trust's By-Laws or of any agreement (known to Counsel, without any independent inquiry or investigation) to which Trust (with respect to either Fund) is a party or by which it is bound or (to Counsel's knowledge, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Trust (with respect to either
           Fund) is a party or by which it is bound, except as set forth in such opinion;

                (e) To Counsel's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Trust on behalf of either Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

                (f) Trust is registered with the SEC as an investment company, and to Counsel's knowledge no order has been issued or proceeding instituted to suspend such registration; and

                (g) To Counsel's knowledge (without any independent inquiry or investigation), (1) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Trust (with respect to either Fund) or any of its properties or assets attributable or allocable to either Fund and (b) Trust (with respect to each Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects either Fund's business, except as set forth in such opinion.

      In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Plan and the Reorganization; and

           4.3.17. Trust will have received an opinion of Counsel, addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 4, may treat them as representations and warranties Trust made to Counsel, and may rely as to factual matters, exclusively and without independent verification, on such representations and warranties. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Plan, for federal income tax purposes:

                (a) Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares pro rata to the Shareholders constructively in exchange for their Target Shares, will qualify as a "reorganization" as defined in section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

                (b) Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

                (c) Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

                (d) Acquiring Fund's basis in the Assets will be the same as Target's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

                (e) A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

                (f) A Shareholder's aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided the Shareholder held them as capital assets at the Effective Time.

      Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

      4.4. At any time before the Closing, Trust may waive any of the conditions set forth in this paragraph 4 if, in the judgment of its board of trustees, that waiver will not have a material adverse effect on either Fund's shareholders' interests.

5.    TERMINATION AND AMENDMENT OF PLAN
      ---------------------------------

      5.1. Trust's trustees may terminate this Plan and abandon the Reorganization at any time prior to the Effective Time if circumstances develop that, in their judgment, make proceeding with the Reorganization inadvisable for either Fund.

      5.2. Trust's trustees may amend, modify, or supplement this Plan at any time in any manner; provided that no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests.

6.    MISCELLANEOUS
      -------------

      6.1. This Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

      6.2. Each Fund shall bear a proportionate part of the total Reorganization Expenses (except to the extent that they are reimbursable by NB Management, the Funds' administrator and investment manager).

      6.3. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Funds and their respective successors and assigns any rights or remedies under or by reason of this Plan.

      6.4. Notice is hereby given that this instrument is adopted on behalf of Trust's trustees solely in their capacities as trustees, and not individually, and that Trust's obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders or any series of Trust other than the Funds but are only binding on and enforceable against the respective Funds' property. Each Fund, in asserting any rights or claims under this Plan, shall look only to the other Fund's property in settlement of such rights or claims and not to such trustees, officers, or shareholders.

                                                                      APPENDIX B


                              FINANCIAL HIGHLIGHTS
                (FROM NEUBERGER BERMAN EQUITY FUNDS ANNUAL REPORT
                    TO SHAREHOLDERS DATED FEBRUARY 28, 2002)

FINANCIAL HIGHLIGHTS CENTURY FUND

         The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.@

INVESTOR CLASS+


                                                                                                 PERIOD FROM
                                                  SIX MONTHS                    YEAR             DECEMBER 6,
                                                       ENDED                   ENDED                   1999^
                                                FEBRUARY 28,              AUGUST 31,            TO AUGUST 31
                                            -----------------------   ------------------    --------------------
                                                           2002                  2001                     2000
                                                     (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                      $  6.50            $  13.44                 $  10.00
                                                          -------            --------                 --------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                 (.03)               (.08)                    (.05)
NET GAINS OR LOSSES ON SECURITIES (BOTH
    REALIZED AND UNREALIZED)                                 (.21)              (6.86)                    3.49
                                                         ---------           ---------                --------
TOTAL FROM INVESTMENT OPERATIONS                             (.24)              (6.94)                    3.44
                                                         ---------           ---------                --------
NET ASSET VALUE, END OF PERIOD                            $  6.26             $  6.50                   $13.44
                                                          -------             -------                   ------
TOTAL RETURN++                                              -3.85%**           -51.60%                   +34.40%**
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                    $15.4               $17.5                    $43.6
RATIO OF GROSS EXPENSES TO AVERAGE NET
    ASSETS#                                                  1.51%*              1.50%                    1.50%*
RATIO OF NET EXPENSES TO AVERAGE NET
    ASSETS++                                                 1.51%*              1.50%                    1.50%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO
    AVERAGE NET ASSETS                                       (.89%)*             (.86%)                   (.81%)*
PORTFOLIO TURNOVER RATE                                      62%               107%                        65%




-------------------
 See Notes to Financial Highlights.

                                     -B-1 -

FINANCIAL HIGHLIGHTS TECHNOLOGY FUND
------------------------------------

         The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.@

INVESTOR CLASS+

                                                                                                       PERIOD FROM
                                                SIX MONTHS ENDED                YEAR ENDED            MAY 1, 2000^
                                                    FEBRUARY 28,                AUGUST 31,            TO AUGUST 31
                                             ---------------------------     ------------------    -------------------
                                                            2002                      2001                    2000
                                                     (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                  $  3.61                   $  12.16                $  10.00
                                                      -------                   --------                --------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                             (.03)                      (.09)                   (.01)
NET GAINS OR LOSSES ON SECURITIES
    (BOTH REALIZED AND UNREALIZED)                       (.53)                     (8.44)                   2.17
                                                     ---------                  ---------               --------
TOTAL FROM INVESTMENT OPERATIONS                         (.56)                     (8.53)                   2.16
                                                     ---------                  ---------               --------
LESS DISTRIBUTIONS
FROM NET CAPITAL GAINS                                    -                         (.02)                     -
                                                      --------                  ---------               --------
NET ASSET VALUE, END OF PERIOD                        $  3.05                    $  3.61                  $12.16
                                                      -------                    -------                  ------
TOTAL RETURN++                                         -15.51%**                  -70.24%                 +21.60%**
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                $ 7.2                      $ 9.0                   $22.0
RATIO OF GROSS EXPENSES TO AVERAGE NET
    ASSETS#                                              2.02%*                     2.00%                   2.00%*
RATIO OF NET EXPENSES TO AVERAGE NET
    ASSETS++                                             2.01%*                     2.00%                   2.00%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO
    AVERAGE NET ASSETS                                  (1.84%)*                   (1.45%)                  (.12%)**
PORTFOLIO TURNOVER RATE                                  172%                        234%                     55%

NOTES TO FINANCIAL HIGHLIGHTS EQUITY FUNDS
------------------------------------------

+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses through December 15, 2000 under the prior master/feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses.

                                      -B-2-

#        The Fund is required to calculate an expense ratio without  taking into
         consideration  any  expense   reductions   related  to  expense  offset
         arrangements.

^        The date investment operations commenced.

@ The per share amounts which are shown for the periods ended August 31, 2001 and thereafter, have been computed based on the average number of shares outstanding during each fiscal period.

*        Annualized.

**       Not annualized.

++ After reimbursement of expenses by Management. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                         SIX MONTHS
                              ENDED
                       FEBRUARY 28,                           YEAR ENDED AUGUST 31,
                               2002        2001         2000          1999            1998         1997
Century Fund                  2.39%        1.80%       1.76%(1)       -                 -           -
Investor Class

Technology Fund               3.80%        2.60%       3.92%(2)       -                 -           -
Investor Class


(1)      Period from December 6, 1999 to August 31, 2000.
(2)      Period from May 1, 2000 to August 31, 2000.




                                     -B-3-

                                                                    APPENDIX C-1


                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                (FROM NEUBERGER BERMAN EQUITY FUNDS ANNUAL REPORT
                     TO SHAREHOLDERS DATED AUGUST 31, 2001)

CENTURY FUND PORTFOLIO COMMENTARY
---------------------------------

         In fiscal 2001, growth materially underperformed value in the large-cap sector. The Russell 1000 Growth Index fell sharply, while the Russell 1000 Value Index finished with a very modest decline. Technology stocks suffered the highest casualty rate in the growth stock massacre, with the tech component of the Russell 1000 Growth Index falling precipitously.

         Why did value outperform growth by such a wide margin? Macroeconomic trends (the rapidly decelerating economy an corporate earnings slowdown), and specific technology industry trends (the sharp decline in information technology and communications technology spending) undermined short-term fundamentals. Slower earnings growth, combined with lower earnings visibility (or the predictability of future results, hampered by the current uncertain economic environment), caused investors to abandon growth stocks in favor of more defensive value sectors. In the process, price/earnings multiples contracted substantially, compounding the pain for growth stock investors.

         Value investing often gains the upper hand during periods of economic and market uncertainty. However, we are a bit confounded that investors have become so enamored of the kind of slow growth companies that underperformed for so long. We are also somewhat taken aback by the severity of the growth stock bear market. Some of the great growth franchises in America - companies that are industry powerhouses and we believe present exceptional long-term investment opportunity - have lost half of their market value or more in one short year. Technology - in our opinion, still the most dynamic growth industry in the economy - has been beaten senseless and left for dead. We believe the silver lining within the current growth stock cloud is that prices relative to long-term earnings growth prospects are every bit as attractive as they were prior to the great growth stock bull market of 1997-99.

         In fiscal 2001, we continued to do a relatively good job of identifying stocks that met or exceeded consensus earnings expectations; over 90% of the portfolio fit this description, as of the last reported quarter (2nd quarter calendar 2001). However, those that "missed their numbers" took a heavy toll on performance. The portfolio was also hurt by companies that met consensus estimates but warned that future quarters' results would not be as good as expected. In addition, we had our share of "damned if you do" stocks: companies

-------------------
 Because of the extraordinary and tragic events of September 11, 2001, short term market activity since August 31, 2001 has been highly volatile, and as a result current performance may be less than that shown.

Please see Endnotes for additional information.

                                     -C-1-
that hit estimates and announced that they expected to sustain earnings growth in the coming quarters, but which were in industry groups that investors wanted nothing to do with. However, by far the most significant impact on portfolio performance came from slowing earnings. Over the last year, the portfolio's earnings growth rate dropped from approximately 45% to about 20% - still impressive in this moribund economy, but not strong enough to support valuations based on faster earnings growth.

         We did have some portfolio winners. Branded consumer-goods holdings such as Pepsico and Anheuser Busch posted strong returns. Our investment in specialty pharmaceutical company Forest Labs rewarded us. In general, technology was our albatross and our biotechnology investments also disappointed. Although cautious, we are not giving up on either group. We think tech spending and earnings will rebound with the economy and that the biotechnology pipeline is filled with promising new drugs, whose approval has been delayed by the current void at the head of the Food and Drug Administration.

         Looking forward, investors will have to cope with two issues. First and foremost is the economic impact of the terrorist attacks on America and our nation's possible response. As I write - just a week after this horrible tragedy
- it is virtually impossible to predict what the immediate future holds. By the time you read this report, the economic and market picture may be clearer and we, as managers, will have responded to changing conditions.

         The second issue, but one that will have a greater impact on Americans' financial lives over the long term, is confidence in the economy and financial markets. It is well worth pointing out that through our long history, the U.S. economy and equities markets have survived numerous political and economic crises. The terrorist attacks may have changed our lives forever, but they have not extinguished the spirit of democracy, the will of our people, or the entrepreneurial capitalism that has made America the greatest nation on earth. We believe that investors who refuse to be frightened out of the market will be rewarded over the long term. We also remain confident that companies that have above-market average earnings growth rates and consistently meet or exceed consensus earnings estimates will produce the most generous long-term returns.

                                   Sincerely,



                                   /S/ BROOKE A. COBB
                                   -----------------------
                                   Brooke A. Cobb
                                   Portfolio Manager


AVERAGE ANNUAL TOTAL RETURN(1)
                                      INVESTOR CLASS(3)     RUSSELL 1000(R)GROWTH(2)     S&P 500(2)
1 YEAR                                    (51.60%)                (45.32%)               (24.38%)
LIFE OF FUND                              (21.93%)                (23.27%)               (11.55%)
INCEPTION DATE                          12/06/1999


                                     -C-2-

COMPARISON OF A $10,000 INVESTMENT

                                Century Fund
                                Investor Class       Russell 1000 Growth              S&P 500
             12/6/1999             10,000                  10,000                     10,000
             2/29/2000             12,380                  10,586                      9,561
             5/31/2000             10,730                  10,260                      9.971
             8/31/2000             13,430                  11,535                     10,682
            11/30/2000              9,460                   8,483                      9,281
             2/28/2001              8,210                   7,291                      8,777
             5/31/2001              7,740                   7,212                      8,920
             8/31/2001              6,500                   6,307                      8,078

VALUE AS OF 8/31/01

Century Fund Investor Class                                  $6,500
Russell 1000 Growth                                          $6,307
S&P 500                                                      $8,078

         This charts show the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.


                                     -C-3-

TECHNOLOGY FUND PORTFOLIO COMMENTARY
------------------------------------

         Over the past year, everything that could go wrong did go wrong for the technology industry and tech investors. The economy went from 5% GDP growth to virtually no growth within a matter of months. Consumers stopped buying computers, and capital spending on information technology declined faster and further than anyone anticipated. Concurrently, the communications capital-spending boom went bust, paralyzing what had been the single most dynamic sub-sector of the broad technology industry.

         Why didn't anyone see any of this coming? Because of the speed of the economic downturn and a near-absolute reversal in business and investor psychology. After a long series of Federal Reserve rate hikes from 1999 to 2000, the economy kept barreling along. Then, rather than slowing gradually, the economy abruptly stalled in third quarter 2000 (near the beginning of our 2001 fiscal year). Corporate managers suddenly quit thinking about enhancing productivity and improving customer service by investing in information technology (IT), and they began worrying about the collapse of demand and the growth of inventories. Their previous interest in spending more on IT than the competition gave way to fear that if the competition was cutting back, "We had better cut back further." Demand for many technology products and services didn't just soften, it virtually evaporated. Technology industry leaders with highly respected management teams were assuring the investment community they would hit revenue and earnings targets and then, just weeks later, announcing substantial shortfalls. Investors, who were enamored of almost anything with a technology label in 1999, shunned anything remotely connected with tech.

         Communications technology companies had to cope not only with a no-growth economy, but also a major shakeout in the telecommunications industry. IN 1998 and 1999, the financial markets threw barrels of money at Competitive Local Exchange Carriers (CLECs), Data Local Exchange Carriers (DLECs - the companies building high speed DSL networks for connecting to the Internet), independent wireless communications providers, and web-hosting companies (firms that provide Internet and other data network services for corporations). These young companies were drivers in the construction of networks to accommodate an anticipated boom in data traffic created by the Internet and private data networks. When initial demand fell short of lofty expectations, the financial markets reversed course and pulled the plug. As cash-flow casualties mounted, communications technology companies lost some of their best customers. To compound the problem, with the competition on the ropes, established telecom companies like the Regional Bell Operating Companies also stopped spending on new networks. The bluest of communications technology blue chips - outstanding companies in our portfolio such as Cisco, Juniper Networks, and Redback - got hammered.

         Like technology company managers, tech investors were caught by surprise. In recent years, many had profited from buying technology stocks on dips. After tech stocks retreated in third quarter 1998's Asian/hedge fund crisis, because of the extraordinary and tragic events of September 11, 2001, short term market activity since August 31, 2001 has been highly volatile, and as a result current performance may be less than that shown.

Please see Endnotes for additional information.

                                     -C-4-
they came roaring back, generating spectacular returns for investors who bought aggressively on the way down. This year, by the time investors recognized the extent of the problems facing the technology industry, short of going to cash, it was virtually impossible to get out of harm's way.

         Over the course of the year, we reduced our exposure to communications technology, but not in time to avoid substantial losses. We scaled back our commitment to the specialty software sector, which we (and many industry analysts) had mistakenly believed would be less vulnerable to an economic contraction - but again, not in time to escape significant damage. We added to positions in "safe technology," companies such as Microsoft, PeopleSoft, Peregrine, and Citrix, which are upgrading products for large installed user bases. The first three have declined, but only modestly, and Citrix has shown a slight gain.

         As we write, we are coming to grips emotionally with the terrorist attacks on America and are diligently assessing the impact on the economy in general and the technology sector in particular. We strongly believe technology will prove essential, not only in enhancing our defense and security capabilities, but also in providing the necessary back-up for critical information systems and communications networks. Overall, we believe that technology spending would have recovered - along with the economy - without any additional factors. The crisis may in fact stimulate technology spending sooner rather than later. In addition, we believe the Federal Reserve's and federal government's response to this tragedy may hasten a broader-based economic and market recovery.

                                   Sincerely,



                                   /S/ JENNIFER K. SILVER
                                   --------------------------------
                                   Jennifer K. Silver
                                   Portfolio Management Team Leader

AVERAGE ANNUAL TOTAL RETURN(1)
                                                  RUSSELL 1000(R)
                           INVESTOR CLASS(3)            GROWTH(2)     S&P 500(2)
1 YEAR                          (70.24%)             (45.32%)           (24.38%)
LIFE OF FUND                    (53.24%)             (33.14%)           (15.89%)
INCEPTION DATE                05/01/2000

                                     -C-5-

COMPARISON OF A $10,000 INVESTMENT

                                Century Fund Investor Class       Russell 1000 Growth                S&P 500
              5/1/2000                      10,000                         10,000                     10,000
             5/31/2000                       8,700                          9,497                      9,795
             8/31/2000                      12,160                         10,677                     10,493
            11/30/2000                       7,010                          7,852                      9,117
             2/28/2001                       5,253                          6,749                      8,622
             5/31/2001                       4,542                          6,675                      8,762
             8/31/2001                       3,619                          5,838                      7,935

VALUE AS OF 8/31/01

Century Fund Investor Class                                  $3,619
Russell 1000 Growth                                          $5,838
S&P 500                                                      $7,935

         This charts show the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.

ENDNOTES
-------------------

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. Please see "Glossary of Indices" for a description of indices. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Funds may invest in many securities not included in the above-described indices.

3. Expense Caps or Waivers; Absent these arrangements, which are subject to change, the total returns for these periods would have been less. Please


                                     -C-6-
      see the notes to the financial statements for specific information regarding which funds and which classes currently have a portion of their operating expenses absorbed by NB Management.

         a.       NBMI currently absorbs certain operating expenses.

GLOSSARY OF INDICES
-------------------
            S&P 500 Index:     The S&P  500  Index  is  widely  regarded  as the
                               standard  for  measuring   large-cap  U.S.  stock
                               markets'     performance     and    includes    a
                               representative sample of leading companies in leading industries.


Russell 1000(R) Growth Index:  Measures the  performance of the Russell  1000(R)
                               companies with higher price-to-book ratios and higher forecasted growth values.


Please note that indices do not take into account any fees and expenses of the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NB Management and include reinvestment of all dividend and capital gain distributions. The Funds may invest in securities not included in the above-described indices.













                                     -C-7-

                                                                    APPENDIX C-2


                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

             (FROM NEUBERGER BERMAN EQUITY FUNDS SEMI-ANNUAL REPORT
                    TO SHAREHOLDERS DATED FEBRUARY 28, 2002)

                                  APPENDIX C-2
                                  ------------


CENTURY FUND  PORTFOLIO COMMENTARY
----------------------------------

         The first half of fiscal 2002 was a difficult period for large-cap growth stocks. Although leading market indices made substantial progress after bottoming in the weeks following the September 11 terrorist attacks, growth continued to lag value by a significant margin. However, we expect the economy and growth-stock earnings to regain momentum in the year ahead.

         Technology continued to be the Achilles' heel of growth stock investors and the Century portfolio. We were modestly overweighted in the tech sector and, overall, our technology holdings underperformed the tech component of the Russell 1000 Growth Index benchmark. We believe this is largely a function of our owning tech stocks with a history of faster growth, which were punished more severely for earnings shortfalls. With the exception of communications technology (where we have very limited exposure), we think technology is on the road to recovery. Going forward, we expect the sector to benefit substantially from "easy" quarterly earnings comparisons, particularly in the second half of calendar 2002.

         Our utilities holdings, primarily power generator/energy trader Dynegy, also disappointed. Although we believe Dynegy will ultimately profit from the demise of its leading competitor, Enron, the stock was tainted by uncertainty created by Enron's collapse. The Enron debacle also took its toll on Tyco, our worst-performing stock in the first half of fiscal 2002. We think Tyco is a good company, but its complex financials and lack of earnings transparency spooked investors in the wake of the Enron accounting scandal. We were also disappointed in the company's decision to break itself into four pieces. We eliminated both positions from our portfolio.

         Healthcare was the brightest spot in the Century portfolio, with stable earners such as Pfizer and Johnson & Johnson making our top-ten performance list. Consumer stocks, most notably discount retailer Target Corp. and Kraft Foods, also contributed to performance. We continue to favor select discounters such as Target and Costco, which we expect to benefit from the troubles of their competitor, Kmart. We have also invested in Best Buy, a leading consumer electronics discounter, whose sales and earnings we expect to accelerate with the growing popularity of new digital products. Slot machine manufacturer International Game Technology was another big gainer, on strong earnings augmented by its acquisition of Anchor Gaming.

                                     -C-1 -

         Strategically, we are modestly shifting our bias from the "steady-Eddie" earners that have done so well over the last year to more economically sensitive growth stocks that we believe will outperform in the year ahead. Economic data released shortly after the end of this reporting period indicate we have emerged from a mild recession and are in the early stages of an economic recovery, which we expect to gain momentum in the second half of 2002. In his most recent testimony to Congress, the normally reserved Federal Reserve Chairman Alan Greenspan was surprisingly upbeat regarding the economy.

         While this very probably signals an end to a long series of Fed rate cuts, we believe that interest rates will remain low and continue to sustain consumer spending. In most industries, inventories have been depleted and we are beginning to see "demand pull" generate increased manufacturing activity and business investment. Extensive cost cutting and improved productivity have substantially lowered corporate break-even points. Consequently, revenue increases should magnify profits.

         Going forward, we expect to benefit from what we refer to as "The Pendulum Effect." During periods in which the economy is slowing, Wall Street analysts never seem to be able to reduce earnings estimates fast enough to reflect the changing economic reality. During periods when the economy is accelerating, they can't seem to raise estimates fast enough. Last year, we saw a record number of earnings disappointments. In the year ahead, we think we will experience a greater number of pleasant earnings surprises. Since we focus on companies we believe are capable of beating Wall Street earnings estimates, this could be a much more productive environment for our discipline.

         In closing, growth has been "out" and value has been "in" over the last couple of years. We are reminded that just two years ago (after approximately five years of exceptional growth stock performance), almost everyone was in the growth camp and value investing had been declared dead. Today, the reverse is true. Taking nothing away from our value-investing colleagues at Neuberger Berman, we are committed to the growth style and believe that over the longer term, owning companies that consistently grow earnings faster than the market average produces superior investment returns.

                                   Sincerely,



                                   /S/ BROOKE A. COBB
                                   ---------------------
                                   Brooke A. Cobb
                                   Portfolio Manager



                                     -C-2 -

--------------------------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN CENTURY FUND(1)    INCEPTION DATE        SIX MONTH         AVERAGE ANNUAL TOTAL
                                                       PERIOD ENDED         RETURN ENDED 3/31/02
                                                          2/28/2002         1 YEAR  LIFE OF FUND
INVESTOR CLASS3B                      12/06/1999            (3.85%)       (5.76%)     (16.67%)
RUSSELL 1000 GROWTH INDEX2                                  (2.41%)       (2.00%)     (17.68%)
S&P 500 INDEX2                                              (1.67%)        0.24%      (8.00%)


The composition, industries and holdings of the Fund are subject to change. Century Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Please see Endnotes for additional information.










                                     -C-3 -

TECHNOLOGY FUND  PORTFOLIO COMMENTARY
-------------------------------------

         The first half of 2002 was an up-and-down period for the technology sector and the Fund. Technology industry fundamentals had been improving modestly prior to the tragic events of September 11, and tech stocks were beginning to show signs of recovery. Then, tech spending was put on the back burner for nearly a month as everyone struggled to assess terrorism's damage to the economy and individual businesses. In November and December, demand for technology products firmed up again, and tech stocks rallied. However, at the beginning of calendar 2002, investors became increasingly skeptical that the nascent recovery was for real, and tech stocks swooned before rebounding in the last week of February.

         There were a few bright spots in the portfolio. Our healthcare investments, primarily biotech and most notably Imclone, posted gains. Our commitments to data-storage-related stocks such as Emulex, Network Appliance, and Veritas also contributed, as investors focused on the importance of backing up data, following the September 11 tragedy. Although we have trimmed some positions in storage-related stocks, we think the long-term outlook is still relatively favorable. Our post-9/11 investments in wireless stocks such as Nokia and RF MicroDevices (a Nokia supplier) performed well immediately following the tragedy, as demand for handsets surged temporarily. We closed out these positions before demand flattened again, with consumers postponing purchases to wait for the next generation of cellular products with Internet capabilities to come to market.

         Our discouragingly long list of losing stocks reflects the poor tone of the tech stock market in general; it includes stocks we either bought too early or which failed to live up to our fundamental expectations. We remain committed to the former and have liquidated the latter.

         Understandably, in view of the Fund's 82.2% average tech weighting during the six months versus the 28.8% information technology component of the Russell 1000 Growth Index, we underperformed our benchmark by a wide margin. However, we also underperformed most purer technology indices. This was largely a result of our decision in early November to significantly overweight semiconductors and software, the two most economically sensitive tech sub-sectors. We believe our investment rationale was correct, but our timing was poor. It hurt us badly in the January/early February period, when investors began to question whether the economic recovery was for real and began worrying about the potential for a "double dip" recession. Economic data released near the end of February eased investors' concerns, and semiconductor and software stocks took off - unfortunately too late to have much of a favorable impact on the first-half 2002 returns. Interestingly, if this six-month reporting period were to be stretched out to include the first two weeks of March, performance would be considerably better.

         Why did we overweight semiconductors and software? Historically, semiconductor stocks outperform in the early stages of an economic recovery. The semiconductor industry has become very adept at lowering cost structures during periods of weak demand. So, when demand improves, these companies generally enjoy a huge expansion in profit margins and a surge in earnings. We believe qualify semiconductor stocks will post impressive earnings gains over the next year.



                                     -C-4 -

         Our commitment to software stocks resulted from our talks with corporate information technology (IT) officers regarding their top priorities. The overwhelming majority wanted to do more with less. In other words, they wanted to maximize the efficiency of existing systems through relatively inexpensive and cost-effective software upgrades, rather than buy new systems. Now that the economic dust has settled somewhat, we expect IT officers to follow through with these plans, providing a nice boost to software company earnings. At the end of this reporting period, semiconductor-related stocks comprised 37.6% of portfolio assets and software stocks, 36.2%. This compares to a 31.6% weighting in semiconductors and a 32.8% weighting in software for the technology-only component of the Russell 1000 Growth Index. If these stocks' recent performance is any indication, these overweightings should work to our advantage on an absolute and relative basis going forward.

                                   Sincerely,



                                   /S/ JENNIFER K. SILVER
                                   --------------------------------
                                   Jennifer K. Silver
                                   Portfolio Management Team Leader

----------------------------------------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN TECHNOLOGY FUND1      INCEPTION DATE            SIX MONTH          AVERAGE ANNUAL TOTAL
                                                              PERIOD ENDED          RETURN ENDED 3/31/02
                                                                 2/28/2002        1 YEAR    LIFE OF FUND
INVESTOR CLASS3B                         05/01/2000               (15.51%)       (14.79%)     (42.95%)
RUSSELL 1000 GROWTH INDEX2                                         (2.41%)       (2.00%)      (24.09%)
S&P 500 INDEX2                                                     (1.67%)        0.24%       (10.43%)






THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN TECHNOLOGY-RELATED COMPANIES AND/OR WITH SMALL MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

The composition, industries and holdings of the Portfolio are subject to change. Technology Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the fund's total assets.

Please see Endnotes for additional information.



                                     -C-5 -

ENDNOTES

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. Please see "Glossary of Indices" for a description of indices. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Funds may invest in many securities not included in the above-described indices.

3. Expense Caps or Waivers: Absent these arrangements, which are subject to change, the total returns for these periods would have been less. Please see the notes to the financial statements for specific information regarding which funds and which classes currently have a portion of their operating expenses absorbed by NBMI.

         a.       NBMI currently absorbs certain operating expenses.




                                     -C-6 -

GLOSSARY OF INDICES
-------------------
                   S&P 500 INDEX:  The S&P 500 Index is widely  regarded  as the standard for measuring large-cap U.S. stock markets' performance and includes a representative sample of leading companies in leading industries.

     RUSSELL 1000(R)GROWTH INDEX:  Measures  the   performance  of  the  Russell
                                   1000(R)companies with higher price-to-book ratios and higher forecasted growth values.

Please note that indices do not take into account any fees and expenses of the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management, Inc. and include reinvestment of all dividends and capital gain distributions. The Funds may invest in securities not included in the above-described indices.






                                     -C-7 -

                          NEUBERGER BERMAN EQUITY FUNDS
                          NEUBERGER BERMAN CENTURY FUND


                           605 THIRD AVENUE, 2ND FLOOR
                          NEW YORK, NEW YORK 10158-0180


                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED JUNE 3, 2002

         This Statement of Additional Information ("SAI") relates specifically to the reorganization of Neuberger Berman Technology Fund ("Technology Fund") into Neuberger Berman Century Fund ("Century Fund"), whereby Technology Fund will transfer substantially all of its assets to Century Fund, and shareholders in Technology Fund will receive Investor Class shares of Century Fund, in exchange for their Investor Class shares of Technology Fund. This Statement of Additional Information consists of the information set forth herein and the following described documents, each of which is incorporated by reference herein (legally forms a part of the SAI):

         (1) The audited financial statements of Neuberger Berman Century Fund and Neuberger Berman Technology Fund (series of Neuberger Berman Equity Funds) included in the Annual Report to Shareholders of Neuberger Berman Equity Funds for the fiscal year ended August 31, 2001, previously filed on EDGAR, Accession Number 0000898432-01-500389.


         (2) The unaudited financial statements of Neuberger Berman Century Fund and Neuberger Berman Technology Fund (series of Neuberger Berman Equity Funds) included in the Semi-Annual Report to Shareholders of Neuberger Berman Equity Funds for the fiscal year ended February 28, 2002, previously filed on EDGAR, Accession Number 0000898432-02-000301.


         (3) The Statement of Additional Information of Neuberger Berman Equity Funds, dated December 17, 2001, previously filed on EDGAR, Accession Number 0000898432-01-500518.


         This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus and Information Statement dated June 3, 2002 relating to the above-referenced matter. A copy of the Prospectus and Information Statement may be obtained by calling Neuberger Berman Management Inc. at 800-877-9700.

AVERAGE ANNUAL TOTAL RETURN INFORMATION

         The table below shows the average annual total return for Century Fund and Technology Fund for the fiscal period ended February 28.


                     Average Annual Total Returns(1)
Investor Class                                    Periods Ended 2/28/2002
                        One Year         Five Years          Ten Years        Period from Inception(2)

CENTURY                 (23.87%)             N/A                N/A                   (18.96%)
TECHNOLOGY              (41.79%)             N/A                N/A                   (47.61%)


(1) Through December 15, 2000, the Investor Class of each of the Funds was a feeder fund in a master/feeder structure. Performance results prior to 12/16/00 represent the performance of each Investor Class Fund's predecessor feeder fund, which had an identical investment program and the same overall fees as the corresponding Investor Class Fund.

(2)      The inception dates of the Investor Class of each Fund were as follows:
         Neuberger Berman CENTURY Fund,  12/6/99 and Neuberger Berman TECHNOLOGY
         Fund, 5/1/00.

                           NOTES TO PRO FORMA COMBINED
                        FINANCIAL STATEMENTS (UNAUDITED)

         The accompanying unaudited Pro Forma Combined Schedule of Investments and Statements of Assets and Liabilities as of February 28, 2002 and the Pro Forma Combined unaudited Statements of Operations for the six months ended February 28, 2002, and the year ended August 31, 2002 are intended to present the financial condition and related results of operations of Neuberger Berman Century Fund ("Century Fund") as if the reorganization with Neuberger Berman Technology Fund ("Technology Fund") had been consummated on that date. Certain expenses have been adjusted to reflect the expected operations of the combined entities.

         Certain expenses will be reduced due to the elimination of duplicate services. Under the Plan of Reorganization and Termination, each Fund will bear its own costs associated with the Reorganization, which are expected to total approximately $10,000. It is expected that Neuberger Berman Management Inc. will bear these costs persuant to contractual expense reimbursemen agreements described in the section entitled "Fees and Expenses" in the Prospectus/Proxy Statement. The pro forma combined financial statements reflect the current expense cap of Century Fund, 1.50% of the average daily net assets of the Fund, which will continue to be the expense cap for that Fund following the Reorganization.

         The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at February 28, 2002. The pro forma combined financial statements should be read in conjunction with the separate annual audited financial statements of the constituent Funds incorporated by reference into this Statement of Additional Information.

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
------------------------------------------

NEUBERGER BERMAN EQUITY FUNDS

    CENTURY      TECHNOLOGY                                                    CENTURY           TECHNOLOGY            PRO FORMA
       FUND            FUND                                                       FUND                 FUND             COMBINED
--------------------------------------------------------------------------------------------------------------------------------
       NUMBER OF SHARES                                                   MARKET VALUE         MARKET VALUE         MARKET VALUE
                                                                        (000'S OMITTED)      (000'S OMITTED)      (000'S OMITTED)
COMMON STOCKS (96.4%)

BIOTECHNOLOGY (1.0%)
       3,500        2,500  IDEC Pharmaceuticals                                   $220                 $157                 $377
                                                                   -------------------------------------------------------------

BUSINESS SERVICES (0.5%)
       2,200               FedEx Corp.                                             127                                       127
                                                                   -------------------------------------------------------------
BUSINESS SERVICES -
  IT BUSINESS SERVICES (3.4%)
       4,000               Affiliated Computer Services                            196                                       196
       8,200               Concord EFS                                             246                                       246
      10,400               SunGard Data Systems                                    321                                       321
                                                                   -------------------------------------------------------------
                                                                                   763                                       763


CAPITAL EQUIPMENT (2.7%)


      15,600               General Electric                                        601                                       601
                                                                   -------------------------------------------------------------




COMMUNICATIONS EQUIPMENT (4.4%)
       7,300               Brocade Communications Systems                                               161                  161
      15,800       11,925  Cisco Systems                                           225                  170                  395
       5,200               Emulex Corp.                                                                 169                  169
       1,900               L-3 Communications Holdings                             209                                       209
      14,000               Viewpoint Corp.                                                               77                   77
                                                                                   434                  577                1,011
                                                                   -------------------------------------------------------------
COMPUTER RELATED (0.6%)
      15,900       10,000  Sun Microsystems                                        135                   85                  220
                                                                   -------------------------------------------------------------

COMPUTERS & SYSTEMS (1.6%)
       1,300               CDW Computer Centers                                                          69                   69
                                                                   -------------------------------------------------------------

CONSUMER CYCLICAL - LEISURE &
      CONSUMER SERVICES (1.3%)
       4,375               International Game Technology                           295                                       295
                                                                   -------------------------------------------------------------


CONSUMER PRODUCTS & SERVICES (0.7%)
       5,600               Masco Corp.                                             157                                       157
                                                                   -------------------------------------------------------------

ELECTRICAL EQUIPMENT (4.7%)
       4,000               Artisan Components                                                            53                   53
       5,000               Broadcom Corp.                                                               153                  153
       8,125               Integrated Device Technology                                                 208                  208
       3,600               KLA-Tencor                                                                   208                  208
       3,900               LTX Corp.                                                                     84                   84
       3,400               Microtune, Inc.                                                               39                   39
       5,700               PMC-Sierra                                                                    83                   83
       4,800               Power-One                                                                     34                   34
       5,900               Teradyne, Inc.                                                               198                  198
                                                                   -------------------------------------------------------------
                                                                                                      1,060                 1060

ENERGY (0.6%)
       3,200               El Paso Corp.                                           125                                       125
                                                                   -------------------------------------------------------------

FINANCIAL SERVICES (5.5%)
       3,200               American International Group                            237                                       237
       7,500               Citigroup Inc.                                          339                                       339
       4,500               Freddie Mac                                             287                                       287
       3,400               Household International                                 175                                       175
       3,100               Lehman Brothers Holdings                                175                                       175
       1,200               Prudential Financial                                     37                                        37
                                                                   -------------------------------------------------------------
                                                                                 1,250                                      1250

FOOD & BEVERAGE (3.6%)
       4,200               Anheuser-Busch                                          214                                       214
       7,200               Kraft Foods                                             281                                       281
       6,200               PepsiCo, Inc.                                           313                                       313
                                                                   -------------------------------------------------------------
                                                                                   808                                       808

HARDWARE (2.8%)
       5,000               IBM                                                     491                                       491
       8,900               Network Appliance                                                            142                  142
                                                                   -------------------------------------------------------------
                                                                                   491                  142                  633

HEALTH CARE (18.3%)
       4,500               Abbott Laboratories                                     254                                       254
       2,800               AmerisourceBergen Corp.                                 190                                       190
       5,200               Amgen Inc.                                              301                                       301
       1,300               Cephalon, Inc.                                                                76                   76
       2,500               Eli Lilly                                               189                                       189
       5,700               Express Scripts                                         295                                       295
       3,200               Forest Laboratories                                     254                                       254
       3,700               Genentech, Inc.                                         175                                       175
       2,400               Gilead Sciences                                                              169                  169
       2,700               Guidant Corp.                                           115                                       115
       8,354               Johnson & Johnson                                       509                                       509
       1,100               Laboratory Corp. of America Holdings                     90                                        90
      16,225               Pfizer Inc.                                             665                                       665
       5,700               Pharmacia Corp.                                         234                                       234
       2,000               Quest Diagnostics                                       142                                       142
       4,900               Wyeth                                                   311                                       311
                                                                   -------------------------------------------------------------
                                                                                 3,724                  245                3,969

INSURANCE (0.7%)
       1,700               XL Capital                                              162                                       162
                                                                   -------------------------------------------------------------

INTERNET (5.0%)
       3,875        3,200  eBay Inc.                                               202                  167                  369
       6,300               Internet Security Systems                                                    149                  149
       4,250               Intuit Inc.                                                                  161                  161
       6,900               KPMG Consulting                                                              121                  121
       4,400               Network Associates                                                           104                  104
       3,000               Websense, Inc.                                                                67                   67
      10,000               Yahoo! Inc.                                                                  145                  145
                                                                   -------------------------------------------------------------
                                                                                   202                  914                 1116

MEDIA (1.7%)
       1,800               Electronic Arts                                                               97                   97
       6,000               Viacom Inc. Class B                                     279                                       279
                                                                   -------------------------------------------------------------
                                                                                   279                   97                  376
OIL & GAS (0.8%)
       4,600               Talisman Energy                                         174                                       174
                                                                   -------------------------------------------------------------

RETAIL (6.0%)
       3,700               Best Buy                                                250                                       250
       6,600               Costco Wholesale                                        272                                       272
       5,900               Home Depot                                              295                                       295
       8,800               Target Corp.                                            369                                       369
       4,100               Walgreen Co.                                            165                                       165
                                                                   -------------------------------------------------------------
                                                                                 1,351                                      1351

SEMICONDUCTORS (13.1%)
      18,000        4,950  Intel Corp.                                             514                  141                  655
       7,675               Intersil Corp.                                          210                                       210
       3,500               Linear Technology                                                            129                  129
       4,100               Maxim Integrated Products                                                    188                  188
       1,900               Microchip Technology                                                          65                   65
       6,500               Micron Technology                                                            209                  209
      20,500       15,900  Taiwan Semiconductor Manufacturing ADR                  333                  258                  591
      11,000        6,900  Texas Instruments                                       323                  202                  525
       6,100               Xilinx Inc.                                                                  219                  219
                                                                   -------------------------------------------------------------
                                                                                 1,380                1,411                2,791

SOFTWARE (13.3%)
       4,700               Adobe Systems                                                                171                  171
      11,500               BMC Software                                                                 185                  185
      13,400               Borland Software                                                             184                  184
       7,200        9,600  Mercury Interactive                                     244                  325                  569
       9,800        4,500  Microsoft Corp.                                         572                  263                  835
       2,100               Precise Software Solutions                                                    44                   44
       5,000               Rational Software                                                             93                   93
      10,200        6,800  Siebel Systems                                          283                  189                  472
       5,700        7,000  VERITAS Software                                        202                  248                  450
                                                                   -------------------------------------------------------------
                                                                                 1,301                1,702                3,003

SYSTEMS & COMPONENTS (1.3%)
       8,800        8,800  Dell Computer                                           217                  217                  434
       4,800               Flextronics International                                                     69                   69
                                                                   -------------------------------------------------------------
                                                                                   217                  286                  503

TECHNOLOGY (1.2%)
       7,300               Cadence Design Systems                                  154                                       154
       2,150        3,150  NVIDIA Corp.                                            110                  161                  271
                                                                   -------------------------------------------------------------
                                                                                   264                  161                  425

TELECOMMUNICATIONS (0.9%)
       5,400               Cox Communications                                      199                                       199
                                                                   -------------------------------------------------------------

TRANSPORTATION (0.7%)
       7,800               Southwest Airlines                                      165                                       165
                                                                   -------------------------------------------------------------

TOTAL COMMON STOCKS
(COST $14,585, $7,255, AND $21,840 RESPECTIVELY)                                14,824                6,906               21,730
                                                                   -------------------------------------------------------------

PRINCIPAL AMOUNT

SHORT-TERM INVESTMENTS (11.7%)
  $1,653,615     $517,960  N&B Securities Lending Quality Fund, LLC              1,654                  518                2,172
     460,081               Neuberger Berman Institutional Cash
                              Fund Trust Class                                     460                                       460

                           TOTAL SHORT-TERM INVESTMENTS
                           (COST $2,114, $518, AND                 -------------------------------------------------------------
                              $2,632 RESPECTIVELY)                               2,114                  518                2,632


                           TOTAL INVESTMENTS (108.1%)
                           (COST $16,699, $7,773, AND
                              $24,472 RESPECTIVELY)                             16,938                7,424               24,362
                           Liabilities, less cash, receivables
                              and other assets [(8.1%)]                         (1,582)                (252)              (1,834)
                                                                   -------------------------------------------------------------
                           TOTAL NET ASSETS (100.0%)                           $15,356               $7,172              $22,528
                                                                   -------------------------------------------------------------

                                                   NEUBERGER BERMAN FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002 (UNAUDITED)


PRO FORMA COMBINED STATEMENTS OF OPERATIONS



NEUBERGER BERMAN EQUITY FUNDS
                                                                             CENTURY   TECHNOLOGY                      PRO FORMA
(000's omitted)                                                                FUND          FUND    ADJUSTMENTS (1)    COMBINED
--------------------------------------------------------------------------------------------------------------------------------
Investment Income

INCOME:

Dividend income                                                            $     44     $       1                      $      45
Interest income                                                                   9             7                             16
                                                                         --------------------------------------------------------
Total income                                                                     53             8              -              61
                                                                         --------------------------------------------------------

EXPENSES:

Investment management fee                                                        48            39            (17) (2+3)       70
Administration fee                                                               23            12                             35
Shareholder servicing agent fees                                                 25            23            (13)  (2)        35
Auditing fees                                                                     8             8             (8)  (2)         8
Custodian fees                                                                   20            18            (16) (2+3)       22
Legal fees                                                                       14            17            (17)  (2)        14
Registration and filing fees                                                     40            28            (28)  (2)        40
Shareholder reports                                                              13            13            (13)  (2)        13
Trustees' fees and expenses                                                      21            21            (23) (2+3)       19
Miscellaneous                                                                     -             2             (2)  (2)         -
                                                                         --------------------------------------------------------
Total expenses                                                                  212           181           (136)            257

Expenses reimbursed by administrator and/or reduced by custodian fee
       expense offset arrangement                                              (82)          (88)             88  (4)        (82)
                                                                         --------------------------------------------------------
Total net expenses                                                              130            93            (48)            175
                                                                         --------------------------------------------------------
Net investment income (loss)                                                    (77)          (85)            48            (114)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment securities sold                       (3,220)       (2,029)                        (5,249)
Change in net unrealized appreciation (depreciation) in value of:
       Investment securities                                                  2,802           855                          3,657
                                                                         --------------------------------------------------------
Net gain (loss) on investments                                                 (418)       (1,174)             -          (1,592)
                                                                         --------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            $   (495)    $  (1,259)            48       $  (1,706)
                                                                         --------------------------------------------------------

     1 The adjustments assume that Century Fund has obtained all the shareholder accounts and assets of Technology Fund.

     2 Certain  expenses  have been reduced due to the elimination of partially duplicative services.

     3 Certain expenses, which are  determined on a per trust basis or on a sliding scale based upon net assets, have been adjusted to reflect the combination of Century Fund and Technology Fund.

     4 Reflects expenses of Technology  Fund that were reimbursed by the administrator  and/or  reduced by the custodian fee expense offset arrangement.

                                                                       NEUBERGER BERMAN FOR THE YEAR ENDED AUGUST 31, 2002

PRO FORMA COMBINED STATEMENTS OF OPERATIONS
-------------------------------------------

NEUBERGER BERMAN EQUITY FUNDS

                                                                       CENTURY     TECHNOLOGY                    PRO FORMA
(000'S OMITTED)                                                          FUND          FUND    ADJUSTMENTS   1    COMBINED
---------------------------------------------------------------------------------------------------------------------------

Investment Income

INCOME:

Dividend income                                                      $    111      $     13                   $          124
Interest income                                                            74            84                              158
                                                                     -------------------------------------------------------
Total income                                                              185            97              -               282
                                                                     -------------------------------------------------------

EXPENSES:

Investment management fee                                                 158           149            (52)  2+3         255
Administration fee:
       Investor Class                                                      71            42                              113
       Trust Class                                                          6             6                               12
Distribution fees:
       Trust Class                                                          1             1                                2
Shareholder servicing agent fees:
       Investor Class                                                      43            38            (16)    2          65
       Trust Class                                                         17            10            (10)    2          17
Auditing fees                                                              35            31            (31)    2          35
Custodian fees                                                             48            46            (42)  2+3          52
Insurance expense                                                           1             1             (1)    2           1
Legal fees                                                                 48            47            (47)    2          48
Registration and filing fees                                               64            57            (57)    2          64
Shareholder reports                                                        30            24            (24)    2          30
Trustees' fees and expenses                                                29            29            (19)  2+3          39
Miscellaneous                                                               8             5             (5)    2           8
                                                                     -------------------------------------------------------
Total expenses                                                            559           486           (304)              741
Expenses reimbursed by administrator and/or reduced by custodian fee
       expense offset arrangement                                        (126)         (133)           133     4        (126)
                                                                     -------------------------------------------------------
Total net expenses                                                        433           353           (171)              615
                                                                     -------------------------------------------------------
Net investment income (loss)                                             (248)         (256)           171              (333)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment securities sold                 (9,846)      (16,727)                         (26,573)
Change in net unrealized appreciation (depreciation) in value of:
       Investment securities                                          (12,266)       (5,715)                         (17,981)
                                                                     -------------------------------------------------------
Net gain (loss) on investments                                        (22,112)      (22,442)                         (44,554)
                                                                     -------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $(22,360)     $(22,698)           171     $     (44,887)
                                                                     -------------------------------------------------------

     1 The adjustments assume that Century Fund has obtained all the shareholder accounts and assets of Technology Fund.

     2 Certain expenses have been reduced due to the elimination of partially duplicative services.

     3 Certain expenses,  which are determined on a per trust basis or on a sliding scale based upon net assets,  have been adjusted to reflect the combination of Century Fund and Technology Fund.

     4 Reflects  expenses of Technology Fund that were reimbursed by the  administrator  and/or reduced by the custodian fee expense offset arrangement.

                                                                                  NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

PRO FORMA COMBINED STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------

NEUBERGER BERMAN EQUITY FUNDS                                     CENTURY         TECHNOLOGY                              PRO FORMA
(000's omitted except per share amounts)                            FUND                FUND       ADJUSTMENTS(1)          COMBINED
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE*--SEE
   SCHEDULE OF INVESTMENTS                                     $   16,938         $    7,424                            $    24,362
   Cash                                                                 -                311                                    311
   Dividends and interest receivable                                   13                  -                                     13
   Receivable for securities sold                                     542                  3                                    545
   Receivable for Fund shares sold                                      5                  2                                      7
   Receivable from administrator-net                                   11                 10                                     21
                                                               ---------------------------------------------------------------------
TOTAL ASSETS                                                       17,509              7,750                     -           25,259
                                                               ---------------------------------------------------------------------

LIABILITIES
   Payable for collateral on securities loaned                      1,654                518                                  2,172
   Payable for securities purchased                                   445                  2                                    447
   Payable for Fund shares redeemed                                     2                  1                                      3
   Payable to investment manager                                        6                  5                                     11
   Accrued expenses and other payables                                 46                 52                                     98
                                                               ---------------------------------------------------------------------
TOTAL LIABILITIES                                                   2,153                578                     -            2,731
                                                               ---------------------------------------------------------------------
NET ASSETS AT VALUE                                            $   15,356         $    7,172                     -      $    22,528
                                                               ---------------------------------------------------------------------

NET ASSETS CONSIST OF:
   Paid-in capital                                             $   30,748         $   26,216                            $    56,964
   Undistributed net investment income (loss)                         (77)               (85)                                  (162)
   Accumulated net realized gains (losses) on                     (15,554)           (18,610)                               (34,164)
     investments
   Net unrealized appreciation (depreciation)                         239               (349)                                  (110)
   in value of investments                                     ---------------------------------------------------------------------

NET ASSETS AT VALUE                                            $   15,356         $    7,172                     -      $    22,528
                                                               ---------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED                      2,454              2,353            (1,207)(2)            3,600
  SHARES AUTHORIZED)
                                                               ---------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE       $     6.26         $     3.05                                   6.26
                                                               ---------------------------------------------------------------------
 *COST OF INVESTMENTS                                           $   16,699         $    7,773                            $    24,472


   1   The adjustments assume that Century Fund has obtained all the shareholder accounts and assets of Technology  Fund.
   2   Each shareholder of Technology Fund will receive the number of Century Fund shares equal in dollar value to that shareholder's shares of Technology Fund.

                          NEUBERGER BERMAN EQUITY FUNDS
                                    FORM N-14

                                     PART C

                                OTHER INFORMATION

Item 15.    Indemnification.
-------     ---------------

         A Delaware business trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article IX, Section 2 of the Trust Instrument provides that the Registrant shall indemnify any present or former trustee, officer, employee or agent of the Registrant ("Covered Person") to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding ("Action") in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other body to be liable to the Registrant or its shareholders by reason of "willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office" ("Disabling Conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination that the officer or trustee did not engage in Disabling Conduct (i) by the court or other body approving the settlement;
(ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of the Registrant ("Independent Trustees"), nor parties to the matter based upon a review of readily available facts; or (iii) by written opinion of independent legal counsel based upon a review of readily available facts.

         Pursuant to Article IX, Section 3 of the Trust Instrument, if any present or former shareholder of any series ("Series") of the Registrant shall be held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the present or former shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

         Section 9 of the Management Agreements between Neuberger Berman Management Inc. ("NB Management") and Equity Managers Trust and Global Managers Trust (Equity Managers Trust and Global Managers Trust are collectively referred to as the "Managers Trusts") provide that neither NB Management nor any director, officer or employee of NB Management performing services for the series of the Managers Trusts at the direction or request of NB Management in connection with NB Management's discharge of its obligations under the Agreements shall be liable for any error of judgment or mistake of law or for any loss suffered by a series in connection with any matter to which the Agreements relates; provided, that nothing in the Agreements shall be construed
(i) to protect NB Management against any liability to the Managers Trusts or any series thereof or their interest holders to which NB Management would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of NB Management's reckless disregard of its obligations and duties under the Agreements, or (ii) to protect any director, officer or employee of NB Management who is or was a trustee or officer of the Managers Trusts against any liability to the Managers Trusts or any series thereof or its interest holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with Managers Trusts.

         Section 1 of the Sub-Advisory Agreements between NB Management and Neuberger Berman, LLC ("Neuberger Berman") with respect to the Managers Trusts provides that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or of reckless disregard of its duties and obligations under the Agreement, Neuberger Berman will not be subject to any liability or any act or omission or any loss suffered by any series of the Managers Trusts or their interest holders in connection with the matters to which the Agreements relate.

         Section 12 of the Administration Agreement between the Registrant and NB Management provides that NB Management will not be liable to the Registrant for any action taken or omitted to be taken by NB Management or its employees, agents or contractors in carrying out the provisions of the Agreement if such action was taken or omitted in good faith and without negligence or misconduct on the part of NB Management, or its employees, agents or contractors. Section 13 of the Administration Agreement provides that the Registrant shall indemnify NB Management and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by NB Management that result from: (i) any claim, action, suit or proceeding in connection with NB Management's entry into or performance of the Agreement; or
(ii) any action taken or omission to act committed by NB Management in the performance of its obligations under the Agreement; or (iii) any action of NB Management upon instructions believed in good faith by it to have been executed by a duly authorized officer or representative of a Series; provided, that NB Management will not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of NB Management, or its employees, agents or contractors. Amounts payable by the Registrant under this provision shall be payable solely out of assets belonging to that Series, and not from assets belonging to any other Series of the Registrant. Section 14 of the Administration Agreement provides that NB Management will indemnify the Registrant and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by the Registrant that result from: (i) NB Management's failure to comply with the terms of the Agreement; or (ii) NB Management's lack of good faith in performing its obligations under the Agreement; or (iii) the negligence or misconduct of NB Management, or its employees, agents or contractors in connection with the Agreement. The Registrant shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of the Registrant or its employees, agents or contractors other than NB Management, unless such negligence or misconduct results from or is accompanied by negligence or misconduct on the part of NB Management, any affiliated person of NB Management, or any affiliated person of an affiliated person of NB Management.

         Section 11 of the Distribution Agreement between the Registrant and NB Management provides that NB Management shall look only to the assets of a Series for the Registrant's performance of the Agreement by the Registrant on behalf of such Series, and neither the Trustees nor any of the Registrant's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16.    Exhibits.
-------     --------

                Exhibit                                                 Description
                Number                                                  -----------
                ------
                (1)        (a)         Certificate of Trust.  Incorporated by Reference to Post-Effective Amendment
                                       No. 70 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582.

                           (b)         Restated Certificate of Trust. Incorporated by Reference to Post-Effective
                                       Amendment No. 82 to Registrant's Registration Statement, File Nos. 2-11357
                                       and 811-582.

                                       2

                Exhibit                                                 Description
                Number                                                  -----------
                ------

                           (c)         Trust Instrument of Neuberger Berman Equity Funds.  Incorporated by Reference
                                       to Post-Effective Amendment No. 70 to Registrant's Registration Statement,
                                       File Nos. 2-11357 and 811-582.

                           (d)         Schedule A - Current Series of Neuberger Berman Equity Funds. To Be Filed by
                                       Amendment.

                (2)                    By-laws of Neuberger Berman Equity Funds.  Incorporated by Reference to
                                       Post-Effective Amendment No. 70 to Registrant's Registration Statement, File
                                       Nos. 2-11357 and 811-582.

                (3)                    Voting Trust Agreement.  Not Applicable.

                (4)                    Plan of Reorganization.  Filed Herewith as Appendix A to Prospectus and
                                       Information Statement of NB Century Fund.

                (5)        (a)         Trust Instrument of Neuberger Berman Equity Funds, Articles IV, V, and VI.
                                       Incorporated by Reference to Post-Effective Amendment No. 70 to Registrant's
                                       Registration Statement, File Nos. 2-11357 and 811-582.

                           (b)         By-Laws of Neuberger Berman Equity Funds, Articles V, VI, and VIII.
                                       Incorporated by Reference to Post-Effective Amendment No. 70 to Registrant's
                                       Registration Statement, File Nos. 2-11357 and 811-582.

                (6)        (a)         (i)     Management Agreement Between Equity Funds and Neuberger Berman
                                               Management Inc. Incorporated by Reference to the Registrant's
                                               Registration Statement on Form N-14, File Nos. 2-11357 and 811-582
                                               (Filed August 2, 2001).

                                       (ii)    Schedule A - Series of Equity Funds Currently Subject to the
                                               Management Agreement. To Be Filed by Amendment.

                                       (iii)   Schedule B - Schedule of Compensation Under the Management Agreement.
                                               Incorporated by Reference to Post-Effective Amendment No. 101 to
                                               Registrant's Registration Statement, File Nos. 2-11357 and 811-582.

                           (b)         (i)     Sub-Advisory Agreement Between Neuberger Berman Management Inc. and
                                               Neuberger Berman, LLC with Respect to Equity Funds.  Incorporated by
                                               Reference to the Registrant's Registration Statement on Form N-14,
                                               File Nos. 2-11357 and 811-582.

                                       (ii)    Schedule A - Series of Equity Funds Currently Subject to the
                                               Sub-Advisory Agreement. To Be Filed by Amendment.

                (7)        (a)         Distribution Agreement Between Neuberger Berman Equity Funds and Neuberger
                                       Berman Management Inc. Incorporated by Reference to the Registrant's
                                       Registration Statement on Form N-14, File Nos. 2-11357 and 811-582 (Filed
                                       August 2, 2001).

                           (b)         Schedule A - Series of Neuberger Berman Equity Funds Currently Subject to the
                                       Distribution Agreement.  To Be Filed by Amendment.

                (8)                    Bonus, Profit Sharing Contracts.  None.

                                       3

                Exhibit                                                 Description
                Number                                                  -----------
                ------

                (9)        (a)         Custodian Contract Between Neuberger Berman Equity Funds and State Street
                                       Bank and Trust Company.  Incorporated by Reference to Post-Effective
                                       Amendment No. 74 to Registrant's Registration Statement, File Nos. 2-11357
                                       and 811-582.

                           (b)         Schedule of Compensation under the Custodian Contract. Incorporated by
                                       Reference to Post-Effective Amendment No. 76 to Registrant's Registration
                                       Statement, File Nos. 2-11357 and 811-582.

                (10)                    Plan Pursuant to Rule 12b-1.  None.

                (11)                   Opinion and Consent of Kirkpatrick & Lockhart LLP on Securities Matters with
                                       Respect to Neuberger Berman Equity Funds.  Filed Herewith.

                (12)                   Opinion of Counsel Supporting Tax Matters.  To Be Filed by Amendment.

                (13)       (a)         (i)     Transfer Agency and Service Agreement Between Neuberger Berman Equity
                                               Funds and State Street Bank and Trust Company.  Incorporated by
                                               Reference to Post-Effective Amendment No. 70 to Registrant's
                                               Registration Statement, File Nos. 2-11357 and 811-582.

                                       (ii)    First Amendment to Transfer Agency and Service Agreement Between
                                               Neuberger Berman Equity Funds and State Street Bank and Trust
                                               Company.  Incorporated by  Reference to Post-Effective Amendment No.
                                               70 to Registrant's Registration Statement, File Nos. 2-11357 and
                                               811-582.

                                       (iii)   Second Amendment to Transfer Agency and Service Agreement between
                                               Neuberger Berman Equity Funds and State Street Bank and Trust
                                               Company. Incorporated by Reference to Post-Effective Amendment No. 77
                                               to Registrant's Registration Statement, File Nos. 2-11357 and 811-582.

                                       (iv)    Schedule of Compensation under the Transfer Agency and Service
                                               Agreement. Incorporated by Reference to Post-Effective Amendment No.
                                               76 to Registrant's Registration Statement, File Nos. 2-11357 and
                                               811-582.

                           (b)         (i)     Administration Agreement Between Neuberger Berman Equity Funds and
                                               Neuberger Berman Management Inc. Incorporated by Reference to the
                                               Registrant's Registration Statement on Form N-14, File Nos. 2-11357
                                               and 811-582 (Filed August 2, 2001).

                                       (ii)    Schedule A - Series of Neuberger Berman Equity Funds Currently
                                               Subject to the Administration Agreement. To Be Filed by Amendment.

                                       (iii)   Schedule B - Schedule of Compensation Under the Administration
                                               Agreement. Incorporated by Reference to Post-Effective Amendment No.
                                               101 to Registrant's Registration Statement, File Nos. 2-11357 and
                                               811-582.

                (14)                   Consent of Independent Auditors.  Filed Herewith.

                                       4

                Exhibit                                                 Description
                Number                                                  -----------
                ------

                (15)                   Financial Statements Omitted from Prospectus.  None.

                (16)                   Power of Attorney.  Filed Herewith.

                (17)                   Additional Exhibits.  None.

Item 17. Undertakings.
-------  ------------

         (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The undersigned registrant agrees to file an amendment to the registration statement, pursuant to Rule 485(b) of Regulation C of the 1933 Act, for the purpose of including Exhibit 12, Opinion of Counsel Supporting Tax Matters within a reasonable time after receipt of such Opinion.

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, NEUBERGER BERMAN EQUITY FUNDS has duly caused this Pre-Effective Amendment No. 1 to its Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City and State of New York on the 6th day of May, 2002.


                        NEUBERGER BERMAN EQUITY FUNDS


                        By:   /s/ Michael M. Kassen
                            --------------------------------
                             Michael M. Kassen
                             President

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the date indicated.

Signature                           Title                         Date
---------                           -----                         ----


/s/ Peter E. Sundman*
--------------------------    Chairman of the Board             May 6, 2002
Peter E. Sundman                and Trustee (Chief              --------------
                                Executive Officer)


 /s/ Michael M. Kassen*        President and Trustee             May 6, 2002
--------------------------                                     ---------------
Michael M. Kassen



 /s/ Richard Russell          Treasurer (Principal              May 6, 2002
--------------------------    Financial and Accounting         ---------------
Richard Russell                  Officer)

                       (signatures continued on next page)

Signature                     Title                               Date
---------                     -----                               ----



--------------------------    Trustee                          _______________
John Cannon



 /s/ Faith Colish*             Trustee                           May 6, 2002
--------------------------                                     ---------------
Faith Colish



 /s/ Walter G. Ehlers*         Trustee                           May 6, 2002
--------------------------                                     ---------------
Walter G. Ehlers



 /s/ C. Anne Harvey*           Trustee                           May 6, 2002
--------------------------                                     ---------------
C. Anne Harvey



 /s/ Barry Hirsh*              Trustee                           May 6, 2002
--------------------------                                     ---------------
Barry Hirsch



 /s/ Robert A. Kavesh*         Trustee                           May 6, 2002
--------------------------                                     ---------------
Robert A. Kavesh




--------------------------    Trustee                          _______________
Howard A. Mileaf



 /s/ Edward I. O'Brien*        Trustee                           May 6, 2002
--------------------------                                     ---------------
Edward I. O'Brien

Signature                     Title                               Date
---------                     -----                               ----



 /s/ John P. Rosenthal*        Trustee                           May 6, 2002
--------------------------                                     ---------------
John P. Rosenthal



 /s/ William E. Rulon*         Trustee                           May 6, 2002
--------------------------                                     ---------------
William E. Rulon



 /s/ Cornelius T. Ryan*        Trustee                           May 6, 2002
--------------------------                                     ---------------
Cornelius T. Ryan



 /s/ Tom Decker Seip*          Trustee                           May 6, 2002
--------------------------                                     ---------------
Tom Decker Seip



 /s/ Candace L. Straight*      Trustee                           May 6, 2002
--------------------------                                     ---------------
Candace L. Straight



 /s/ Peter P. Trapp*           Trustee                           May 6, 2002
--------------------------                                     ---------------
Peter P. Trapp


* Signed pursuant to Power of Attorney by  Arthur C. Delibert on May 6, 2002.

                                                                      EXHIBIT 16




                              POWER OF ATTORNEY

NEUBERGER BERMAN EQUITY FUNDS, a Delaware business trust (the "Trust"), and each of its undersigned officers and trustees hereby nominates, constitutes and appoints Peter E. Sundman, Michael M. Kassen, Richard M. Phillips, Arthur C. Delibert and Lori L. Schneider (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign the Trust's Registration Statement on Form N-14 under the Securities Act of 1933, as amended, and any and all amendments thereto and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Beneficial Interest of the Trust, said Registration Statement, any such amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned officers and trustees itself/themselves might or could do.

IN WITNESS WHEREOF, NEUBERGER BERMAN EQUITY FUNDS has caused this power of attorney to be executed in its name by its President, and attested by its Secretary, and the undersigned officers and trustees have hereunto set their hands and seals at New York, New York this 2nd day of May, 2002.


                        NEUBERGER BERMAN EQUITY FUNDS


                        By:
                              /s/ Michael M. Kassen
                             -------------------------------
                              Michael M. Kassen
                              President

[SEAL]

ATTEST:


 /s/ Claudia A. Brandon
------------------------
Claudia A. Brandon,
Secretary



[Signatures Continued on Next Page]

          Signature              Title
          ---------              -----

                                Trustee
------------------------
John Cannon

 /s/ Faith Colish               Trustee
------------------------
Faith Colish

 /s/ Walter G. Ehlers           Trustee
------------------------
Walter G. Ehlers

 /s/ C. Anne Harvey             Trustee
------------------------
C. Anne Harvey

 /s/ Barry Hirsch               Trustee
------------------------
Barry Hirsch

 /s/ Michael M. Kassen          President and Trustee
----------------------
Michael M. Kassen

 /s/ Robert A. Kavesh           Trustee
------------------------
Robert A. Kavesh

                                Trustee
------------------------
Howard A. Mileaf

 /s/ Edward I. O'Brien          Trustee
------------------------
Edward I. O'Brien

 /s/ John P. Rosenthal          Trustee
------------------------
John P. Rosenthal

          Signature              Title
          ---------              -----



 /s/ William E. Rulon           Trustee
------------------------
William E. Rulon

 /s/ Cornelius T. Ryan          Trustee
------------------------
Cornelius T. Ryan

 /s/ Tom Decker Seip            Trustee
------------------------
Tom Decker Seip

 /s/ Candace L. Straight        Trustee
------------------------------
Candace L. Straight

/s/ Peter E. Sundman            Chairman of the Board,
------------------------        Chief Executive Officer,
Peter E. Sundman                and Trustee

 /s/ Peter P. Trapp             Trustee
------------------------
Peter P. Trapp